UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
GERON CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

919 E. Hillsdale Blvd., Suite 250 Foster City, CA 94404

Dear Fellow Geron Stockholder:

Annual Meeting of Stockholders
Date:
May 9, 2024
Time:
5:00 p.m., Eastern Daylight Time
Place:
www.virtualshareholder
meeting.com/GERN2024

YOUR VOTE
IS IMPORTANT TO US.
Whether or not you plan to attend the virtual Annual Meeting, please vote electronically via the Internet or by telephone as instructed in these materials, or, if you have requested and received a paper proxy card by mail, please complete, sign, date and return the proxy card mailed to you, as promptly as possible. Thank you for your ongoing support of, and continued interest in, Geron Corporation.
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Geron Corporation to be held on Thursday, May 9, 2024, at 5:00 p.m., Eastern Daylight Time. To facilitate stockholder participation in the Annual Meeting, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. You will be able to attend and participate in the virtual Annual Meeting online by visiting www.virtualshareholdermeeting.com/GERN2024, where you will be able to listen to the meeting live, submit questions, and vote.
You will not be able to attend the meeting in person.
Instructions on how to participate in the virtual Annual Meeting and demonstrate proof of stock ownership are posted at www.virtualshareholdermeeting.com/GERN2024. The webcast of the virtual Annual Meeting will be archived for one year after the date of the virtual Annual Meeting at www.virtualshareholdermeeting.com/GERN2024.
As permitted by the rules of the Securities and Exchange Commission, we are pleased to furnish our proxy materials to stockholders primarily over the Internet. Consequently, most stockholders will receive a notice with instructions for accessing proxy materials and voting via the Internet, instead of paper copies of proxy materials. We believe that this process will allow us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. However, this notice will provide information on how stockholders may obtain paper copies of proxy materials if they choose. Stockholders who continue to receive hard copies of proxy materials may help us reduce costs by opting to receive future proxy materials by e-mail.
At this year’s Annual Meeting, the agenda includes the following items:
Election of the three nominees for director named in the accompanying proxy statement to hold office as Class I members of the Board of Directors until the 2027 annual meeting of stockholders;
Advisory vote to approve named executive officer compensation; and
Ratification of Ernst & Young LLP as our independent registered public accounting firm.
Sincerely,

John A. Scarlett, M.D.
Chairman of the Board, President and
Chief Executive Officer

919 E. Hillsdale Blvd., Suite 250 Foster City, CA 94404

To The Stockholders
Notice of Annual Meeting of Shareholders
Date:
May 9, 2024
Time:
5:00 p.m., Eastern Daylight Time
Place:
www.virtualshareholder
meeting.com/GERN2024

YOUR VOTE
IS IMPORTANT TO US.
Whether or not you plan to attend the virtual Annual Meeting, please vote electronically via the Internet or by telephone as instructed by these materials, or, if you have requested and received a paper proxy card by mail, please complete, sign, date and return the proxy card mailed to you, as promptly as possible. Stockholders who plan to attend the virtual Annual Meeting should follow the instructions at www.virtualshareholder
meeting.com/GERN2024 to submit questions and vote during the virtual Annual Meeting. You may log-in beginning at 4:30 p.m. Eastern Daylight Time, on May 9, 2024. You will not be able to attend the meeting in person.
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GERON CORPORATION, a Delaware corporation (the “Company”), will be held on Thursday, May 9, 2024, at 5:00 p.m., Eastern Daylight Time. To facilitate stockholder participation in the Annual Meeting, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. You can attend the virtual Annual Meeting online, vote your shares electronically and submit your questions during the virtual Annual Meeting, by visiting www.virtualshareholdermeeting.com/GERN2024. You will need to have your 16-Digit Control Number included in the Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials to join the virtual Annual Meeting.
The Annual Meeting will be held for the following purposes:

To elect the three nominees for director named in the accompanying proxy statement (the “Proxy Statement”) to hold office as Class I members of the Board of Directors until the 2027 annual meeting of stockholders;

To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement;
To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
The Board of Directors has fixed the close of business on March 12, 2024, as the record date for the determination of stockholders entitled to notice of and to vote at the virtual Annual Meeting and at any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of common stock held at that time.
By Order of the Board of Directors,

Scott A. Samuels, Esq.
Executive Vice President,
Chief Legal Officer and Secretary
Foster City, California
March 27, 2024
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 9, 2024 at www.virtualshareholdermeeting.com/GERN2024
The 2024 Proxy Statement and 2023 Annual Report on Form 10-K
are available at www.proxyvote.com.
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
WHETHER OR NOT YOU EXPECT TO ATTEND THE VIRTUAL ANNUAL MEETING, WE URGE YOU
TO VOTE BY PROXY PROMPTLY IN ORDER TO ASSURE THAT A QUORUM IS PRESENT. EVEN IF YOU HAVE VOTED BY PROXY BEFORE THE VIRTUAL ANNUAL MEETING. YOU MAY STILL ATTEND AND VOTE YOUR SHARES AT THE VIRTUAL ANNUAL MEETING ONLINE. YOU WILL NEED TO HAVE YOUR 16-DIGIT CONTROL NUMBER INCLUDED IN THE NOTICE ON YOUR PROXY CARD OR ON THE INSTRUCTIONS THAT ACCOMPANIED YOUR PROXY MATERIALS TO JOIN AND VOTE AT THE VIRTUAL ANNUAL MEETING.

Proxy Statement for the Annual Meeting of Stockholders to be Held on May 9, 2024
Questions and Answers about these Proxy Materials and Voting
Why am I receiving these materials?
You are receiving these materials from us because you owned shares of common stock, par value $0.001 per share (“Common Stock”), of Geron Corporation, a Delaware corporation (“Geron,” the “Company,” “we” or “us”), as of March 12, 2024, the record date for our 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The Geron Board of Directors (the “Board of Directors” or the “Board”) has made these materials available to you in connection with the Board’s solicitation of proxies for use at the Annual Meeting. You may vote by proxy over the Internet or by phone, or by mail if you requested printed copies of the proxy materials.
As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we are providing our stockholders access to proxy materials via the Internet. Accordingly, we are sending by mail only a Notice of Internet Availability of Proxy Materials (the “Notice”) to certain of our stockholders of record and posting our proxy materials online at www.proxyvote.com. Stockholders who previously requested to receive hard copies of proxy materials will receive a full set of proxy materials, instead of the Notice. We intend to distribute the Notice and the proxy materials on or about March 29, 2024, to all stockholders of record entitled to vote at the Annual Meeting.
What does it mean if I receive more than one set of proxy materials or more than one Notice, or combination thereof?
If you receive more than one set of proxy materials, or more than one Notice or a combination thereof, your shares may be registered in more than one name or may be registered in different accounts. Please follow the voting instructions on each set of proxy materials or Notices to ensure that all of your shares are voted.
Will I receive any proxy materials by mail other than the Notice?
No, you will not receive any other proxy materials by mail other than the Notice unless you request paper copies. Pursuant to rules adopted by the SEC, we have elected to use the Internet as the primary means of furnishing proxy materials to our stockholders. This method allows us to deliver the proxy materials to you more quickly, lowers our costs significantly, and helps to conserve natural resources. We encourage stockholders to take advantage of the option to receive proxy materials electronically by email to help reduce the environmental impact of our annual meeting and to reduce costs associated with the physical printing and mailing of materials. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 are also available at www.proxyvote.com. You may request a full set of proxy materials be sent to your specified postal or email address as follows:
•	by telephone: call 1-800-579-1639 free of charge and follow the instructions;
•	by Internet: go to www.proxyvote.com and follow the instructions; or
•
by e-mail: send an e-mail message to sendmaterial@proxyvote.com. Please send a blank e-mail and insert the 16-Digit Control Number located in your Notice in the subject line. Please make any such request on or before April 25, 2024 to facilitate timely delivery.

Geron Corporation	1	2024 Proxy Statement

To sign up for electronic delivery of proxy materials, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card, to vote using the Internet and, when prompted, indicate that you agree to receive or access future stockholder communications electronically. Alternatively, you can go to www.proxyvote.com and enroll for online delivery of proxy materials. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates such election.
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the matters described in this Proxy Statement. In addition, management will report on current events at Geron and respond to questions from stockholders.
How can I participate in the Annual Meeting?
To facilitate stockholder participation in the Annual Meeting, we will be holding our Annual Meeting virtually, on Thursday, May 9, 2024, at 5:00 p.m., Eastern Daylight Time, via the Internet at www.virtualshareholdermeeting.com/GERN2024. Online check-in will begin at 4:30 p.m. Eastern Daylight Time and you should allow ample time for the check-in procedures. At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions via the Internet. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.
You will not be able to attend the virtual Annual Meeting in person.
How do I ask questions at the virtual Annual Meeting?
Our virtual Annual Meeting allows stockholders to submit questions and comments before and during the virtual Annual Meeting. You may submit questions before the virtual Annual Meeting at www.virtualshareholdermeeting.com/GERN2024. During the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/GERN2024. In both cases, stockholders must have available their 16-Digit Control Number provided in the Notice or your proxy card (if you received a printed copy of the proxy materials). We will respond to as many inquiries at the virtual Annual Meeting as time allows.
What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting website log-in page.
What if I cannot virtually attend the Annual Meeting?
You may vote your shares electronically before the virtual Annual Meeting by Internet, or by telephone or by mail as described below. You do not need to access the virtual Annual Meeting to vote if you submitted your vote by Internet, by telephone or by mail in advance of the virtual Annual Meeting.
The virtual Annual Meeting will be archived for one year after the date of the virtual Annual Meeting at www.virtualshareholdermeeting.com/GERN2024.
Geron Corporation	2	2024 Proxy Statement

Who can vote at the virtual Annual Meeting?
Only holders of record at the close of business on March 12, 2024 (the “Record Date”) will be entitled to notice of and to vote at the virtual Annual Meeting or any adjournment or postponement thereof. At the close of business on the Record Date, we had 546,873,894 shares of Common Stock outstanding.
Stockholder of Record: Shares Registered in Your Name
Each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the virtual Annual Meeting. As a stockholder of record, you may vote at the virtual Annual Meeting, or prior to the virtual Annual Meeting, vote through the Internet or by telephone, or by mail using a proxy card that you received or that you may request. Whether or not you plan to attend the virtual Annual Meeting, we urge you vote by proxy through the Internet or by telephone as instructed below, or by completing a proxy card that you may request or that we may elect to deliver at a later time. Stockholders who attend the virtual Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/ GERN2024 to vote during the virtual Annual Meeting.
For the ten days ending the day prior to the virtual Annual Meeting, a list of our stockholders of record as of the Record Date will be available for examination by any stockholder of record for any purpose germane to the virtual Annual Meeting at our corporate headquarters during regular business hours. To access the list of record stockholders during the ten days ending the day prior to the Annual Meeting, stockholders should email investor@geron.com.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting during the virtual Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting. You can attend the virtual Annual Meeting online by visiting www.virtualshareholdermeeting.com/GERN2024. You will need to have your 16-Digit Control Number included in the Notice, on your proxy card or on the instructions that accompanied your proxy materials to join the virtual Annual Meeting. Once you join the virtual Annual Meeting, you should follow the instructions on the virtual Annual Meeting platform to vote during the virtual Annual Meeting. If you did not receive a 16-digit control number via email or on your Notice or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker or other agent.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. In order to constitute a quorum and to transact business at the virtual Annual Meeting, the holders of a majority of the voting power of the Common Stock issued and outstanding and entitled to vote at the virtual Annual Meeting must be present in person or represented by proxy. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of a quorum at the meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” will be counted for purposes of determining the presence of a quorum.
Geron Corporation	3	2024 Proxy Statement

What am I voting on at the virtual Annual Meeting? What is the Board’s recommendation on each of the proposals?
You are being asked to vote on three proposals, as follows:
Proposal Number	Proposal	Board Recommends
	To elect the three nominees for director named in this Proxy Statement to hold office as Class I members of our Board of Directors until the 2027 annual meeting of stockholders.	FOR ALL director nominees
	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement.	FOR
	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	FOR
How many votes are needed to approve each proposal? What is the effect of abstentions and broker non-votes on each of the proposals?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes on each of the proposals:
Proposal Number	Proposal	Votes Required to Approve Proposal(1)	Effect of Abstentions	Effect of Broker Non-Votes
To elect the three nominees for director named in this Proxy Statement to hold office as Class I members of our Board of Directors until the 2027 annual meeting of stockholders.
Nominees receiving a plurality of the votes cast will be elected as directors This means that the nominees receiving the highest number of “FOR” votes at the virtual Annual Meeting will be elected, even if those votes do not constitute a majority of the votes cast. Only votes “FOR” will affect the outcome of the vote; “WITHHOLD” votes will have no effect on the outcome of the vote. However, under our Corporate Governance Guidelines, any nominee for director who receives a greater number of “WITHHOLD” votes from his or her election than votes “FOR” such election is required to submit an offer of resignation for consideration by the Nominating and Corporate Governance Committee. In such case, the Nominating and Corporate Governance Committee will then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation.
			Not applicable	No effect
	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement.	The affirmative vote of the holders of a majority of the voting power present in person or represented by proxy at the virtual Annual Meeting.	Against	No effect
	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our	The affirmative vote of the holders of a majority of the voting power present in person or represented by proxy at the virtual Annual	Against	Not applicable(2)
Geron Corporation	4	2024 Proxy Statement

Proposal Number	Proposal	Votes Required to Approve Proposal(1)	Effect of Abstentions	Effect of Broker Non-Votes
	independent registered public accounting firm for the fiscal year ending December 31, 2024.	Meeting.
(1)	Virtual attendance at our Annual Meeting constitutes presence in person for purposes of the votes.
(2)
This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under applicable NYSE rules to vote your shares on this proposal. For more information, see “If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with my voting instructions, what happens?” and “What are broker non-votes?” below.

What are the choices in voting?
For Proposal 1, you may either vote “FOR” all nominees to the Board of Directors or you may “WITHHOLD” your vote for one or more nominees that you specify. For proposals 2 and 3, you may vote “FOR” the proposal or “AGAINST” the proposal, or “ABSTAIN” from voting on the proposal.
Could other matters be decided at the virtual Annual Meeting?
The Board does not know of any other matters to be brought before the virtual Annual Meeting. Our Bylaws require that we receive advance notice of any proposal to be brought before the Annual Meeting by our stockholders, and we have not received notice of any such proposals. If any other matters were to be properly submitted for a vote at the virtual Annual Meeting, the proxy holders appointed by the Board will have the discretion to vote on those matters for you as they see fit.
How do I vote my shares and what are the voting deadlines?
Please refer to the proxy card for instructions on, and access information for, voting by telephone, over the Internet or by mail.
Stockholder of Record: Shares Registered In Your Name
You are a stockholder of record if, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. As a stockholder of record, there are several ways for you to vote your shares.
•
Via the Internet Before the Virtual Annual Meeting.
You may vote by Internet at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials to join the virtual Annual Meeting. Votes submitted through the Internet must be received by 11:59 p.m., Eastern Daylight Time, on May 8, 2024.

•
By Telephone.
You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials to join the virtual Annual Meeting. Votes submitted by telephone must be received by 11:59 p.m., Eastern Daylight Time, on May 8, 2024.

•
By Mail.
If you received printed proxy materials, you may submit your vote by completing, signing, and dating each proxy card received and returning it in the postage-paid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than close of business on May 8, 2024, to be voted at the virtual Annual Meeting.

Geron Corporation	5	2024 Proxy Statement

•
Via the Internet During the Virtual Annual Meeting. Stockholders who attend the virtual Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/GERN2024 to vote during the virtual Annual Meeting. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials to join the virtual Annual Meeting.

The Internet and telephone voting procedures described above, which comply with Delaware law, are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
You are a beneficial owner, if on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization and not in your name. The organization holding your account is considered to be the stockholder of record for purposes of voting at the virtual Annual Meeting. Being a beneficial owner means that, like most stockholders, your shares are held in “street name” and these proxy materials are being forwarded to you by that organization.
As a beneficial owner, you should have received a Notice or voting instructions from the broker or other nominee holding your shares. You should follow the instructions in the Notice or voting instructions provided by your broker or nominee in order to instruct your broker or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker or nominee. Please contact your bank, broker or other agent if you have questions about their instructions on how to vote your shares. Please also note that since you are not the stockholder of record, you may only vote your shares during the virtual Annual Meeting if using the 16-Digit Control Number included on your Notice. Beneficial owners who attend the virtual Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/ GERN2024 to vote during the virtual Annual Meeting. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials to join the virtual Annual Meeting.
The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 3) is considered to be a “routine” matter under NYSE rules. Accordingly, if you do not provide your broker or bank with instructions on how to vote your shares, your broker or bank would be able to vote your shares under applicable NYSE rules on Proposal 3. For more information, see “If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with my voting instructions, what happens?” and “What are broker non-votes?” below.
Geron Plan Participants
If you are a participant in the Geron 401(k) Plan (the “Plan”), your proxy card serves to direct Fidelity Management Trust Company (“Fidelity”) how to direct the shares credited to your account in the Plan. Unless otherwise required by law, Fidelity will follow your instructions. If your proxy card is not received by May 6, 2024, the shares allocated to your account will not be voted.
If you purchased shares through the 2014 Employee Stock Purchase Plan, as amended, and your shares are held in the name of a broker, please refer to the discussion above under “Beneficial Owner: Shares Registered in the Name of a Broker or Bank.”
Geron Corporation	6	2024 Proxy Statement

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and you do not specify your vote on each proposal individually when voting via the Internet, over the telephone or if you sign and return a proxy card without giving specific voting instructions, then your shares will be voted in line with the Board’s recommendations above as described under “What am I voting on at the virtual Annual Meeting? What is the Board’s recommendation on each of the proposals?” If any other matter is properly presented at the virtual Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with my voting instructions, what happens?
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the NYSE, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Proposals 1 and 2 are considered to be “non-routine” under NYSE rules, meaning that, under applicable NYSE rules, your broker would not be able to vote your shares on those proposals in the absence of your voting instructions. Proposal 3 is considered to be a “routine” matter under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, under applicable NYSE rules, your shares may be voted by your broker in its discretion on Proposal 3.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must
provide voting instructions to your broker, bank or other agent by the deadline provided in the proxy materials you receive from your broker, bank or other agent.
What are broker non-votes?
As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary that is subject to NYSE rules holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares under applicable NYSE rules. These un-voted shares are counted as “broker non-votes.” Proposals 1 and 2 are considered to be “non-routine” under NYSE rules, and we therefore expect broker non-votes to exist in connection with those proposals, or you may vote by attending the virtual Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/GERN2024 to vote during the virtual Annual Meeting. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials to join the virtual Annual Meeting.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must
provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent, or you may vote by attending the virtual Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/GERN2024 to vote during the virtual Annual Meeting. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials to join the virtual Annual Meeting.
Geron Corporation	7	2024 Proxy Statement

Can I revoke or change my vote after I submit my proxy?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may revoke or change your vote at any time before the final vote at the virtual Annual Meeting by:
•	signing and returning a new proxy card with a later date;
•
submitting a later-dated vote by telephone or via the Internet — only your latest Internet or telephone vote received by 11:59 p.m., Eastern Daylight Time, on May 8, 2024, will be counted. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials;

•
attending the virtual Annual Meeting and voting again by following the instructions at www.virtualshareholdermeeting.com/GERN2024 to vote during the virtual Annual Meeting. To virtually attend the Annual Meeting, you will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials; or

•	delivering a written revocation to our Corporate Secretary at Geron’s offices, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404, before the virtual Annual Meeting.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for revoking or changing your vote.
How will your proxy be counted?
Votes will be counted by the Inspector of Election appointed for the virtual Annual Meeting, who will separately count “FOR,” “WITHHOLD” and broker non-votes with respect to Proposal 1 regarding the election of directors, and, with respect to Proposals 2 and 3, “FOR” and “AGAINST” votes, abstentions and, as applicable, broker non-votes.
Is my vote confidential?
Yes. Proxy cards and voting tabulations that identify stockholders by name are kept confidential. There are exceptions for contested proxy solicitations or when necessary to meet legal requirements. In addition, all comments written on a proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.
How can I find out the results of the voting at the virtual Annual Meeting?
Preliminary voting results will be announced at the virtual Annual Meeting. Final voting results will be published by Geron in a Current Report on Form 8-K, filed with the SEC, that we expect to file within four business days after the virtual Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the virtual Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.
Geron Corporation	8	2024 Proxy Statement

Who is paying for this proxy solicitation?
We will pay the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by mail, telephone or other electronic means, or in person, by our directors, officers, or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.
When are stockholder nominations and proposals due for next year’s Annual Meeting?
See the sub-section entitled “Stockholder Nominations and Proposals for 2025 Annual Meeting” under the section entitled “Other Matters.”
How can I obtain a copy of Geron’s Annual Report on Form 10-K?
We will mail to you without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC, as well as a copy of any exhibit specifically requested. Requests should be sent to: Corporate Secretary, Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404. A copy of our Annual Report on Form 10-K for the year ended December 31, 2023 has also been filed with the SEC and may be accessed from the SEC’s homepage (www.sec.gov). You may also view and download our Annual Report on Form 10-K for the year ended December 31, 2023 from our website at www.geron.com, as well as www.proxyvote.com.
What is householding and how does it affect me?
Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2023 or the Notice may have been sent to multiple stockholders in a stockholder’s household. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate copies of the proxy statement, annual report or the notice of internet availability of proxy materials, please notify your broker or our Investor Relations department. We will promptly deliver copies of the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 or the Notice to any stockholder who contacts us by electronic mail addressed to investors@geron.com, or by mail addressed to Investor Relations, Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404, requesting such copies. If you receive multiple copies of the proxy statement and annual report at your household and would like to receive a single copy of the proxy statement and annual report for your household in the future, you should contact your broker, other nominee record holder, or our Investor Relations department to request a single copy of the proxy statement and annual report.
Forward-Looking Statements
Except for the historical information contained herein, this Proxy Statement contains forward-looking statements, including, but not limited to: (a) statements relating to the continued development and potential launch and commercialization of imetelstat by Geron; (b) the therapeutic and commercial potential of imetelstat; (c) potential regulatory approvals for imetelstat; (d) plans, considerations, expectations and determinations regarding future compensation decisions; (e) the goals and objectives of Geron’s ESG strategies and initiatives; (f) the statements set forth under the heading “Anticipated Upcoming Milestones” in the “Executive Compensation”
Geron Corporation	9	2024 Proxy Statement

section of this Proxy Statement; and (g) other statements that are not historical facts. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (i) whether the United States Food and Drug Administration (FDA) or the European Medicines Agency may have issues with Geron’s marketing applications for imetelstat for transfusion-dependent lower-risk MDS that delay or prevent approval and a potential commercial launch; (ii) whether Geron will be able to continue to develop imetelstat or advance imetelstat to subsequent clinical trials, or that Geron will be able to receive regulatory approval for or successfully commercialize imetelstat, on a timely basis or at all; (iii) whether imetelstat may cause, or have attributed to it, adverse events that could further delay or prevent the commencement and/or completion of clinical trials, delay or prevent its regulatory approval, or limit its commercial potential; (iv) whether the IMpactMF Phase 3 trial for relapsed/refractory MF has a positive outcome and demonstrates safety and effectiveness to the satisfaction of the FDA and international regulatory authorities, and whether Geron’s projected rates for enrollment and death events differ from actual rates, which may cause the interim and final analyses to occur later than anticipated; (v) whether Geron overcomes all of the enrollment, clinical, safety, efficacy, technical, scientific, intellectual property, manufacturing and regulatory challenges in order to have the financial resources for, and to meet the expected timelines and planned milestones; (vi) if imetelstat is approved for marketing and commercialization, whether Geron is able to establish and maintain effective sales, marketing and distribution capabilities, obtain adequate coverage and third-party payor reimbursement, and achieve adequate acceptance in the marketplace; (vii) whether imetelstat actually demonstrates disease-modifying activity in patients; (viii) whether there are failures in manufacturing or supplying sufficient quantities of imetelstat that would delay, or not permit, the anticipated commercial launch or not enable ongoing or planned clinical trials; (ix) whether Geron is able to obtain and maintain the exclusivity terms and scopes provided by patent and patent term extensions, regulatory exclusivity, and have freedom to operate; (x) that Geron may be unable to successfully commercialize imetelstat due to competitive products, or otherwise; (xi) that Geron may decide to partner and not to commercialize independently in the U.S. or in Europe and other international markets; (xii) whether Geron has sufficient resources to satisfy its debt service obligations and to fund its planned operations; (xiii) that Geron may seek to raise substantial additional capital in order to complete the development and commercialization of imetelstat and to meet all of the expected timelines and planned milestones, and that Geron may have difficulty in or be unable to do so; and (xiv) the impact of general economic, industry or political climate in the U.S. or internationally and the effects of macroeconomic conditions on Geron’s business and business prospects, financial condition and results of operations. In addition, the actual executive compensation program that we adopt in the future may differ materially from the current executive compensation program summarized in this Proxy Statement. Additional information on the above-stated risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in our periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors,” including our Annual Report on Form 10-K for the year ended December 31, 2023 and in our future filings and reports. Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this Proxy Statement and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, we disclaim any obligation to update these forward-looking statements to reflect future information, events or circumstances.
Geron Corporation	10	2024 Proxy Statement

Matters to be considered at the 2024 Annual Meeting

Proposal One
Election of Directors

Board Structure
Our Board currently consists of eight directors, seven of whom are “independent,” as that term is defined by Nasdaq Rule 5602(a)(2), and one of whom is an executive officer of the Company. Our Bylaws provide for the classification of the Board into three classes with staggered terms of office so that one class of the Board is elected annually, and each class of directors stands for election every three years.
The term of the Class I directors, John F. McDonald, John A. Scarlett, M.D. and Robert J. Spiegel, M.D., FACP, will expire at the Annual Meeting.
Proxies may only be voted for the three Class I directors nominated for election at the Annual Meeting.
The Class II directors, Dawn C. Bir and Elizabeth G. O’Farrell, have one year remaining on their terms of office. In November, 2023, the Board resolved to increase its size to eight members, and appointed Dr. Gaurav Aggarwal, who was identified as a potential director nominee by our Chief Executive Officer, and recommended by our Nominating and Corporate Governance Committee. As a result, there are three Class III directors on our Board. The Class III directors, Gaurav Aggarwal, M.D., V. Bryan Lawlis, Ph.D, and Susan Molineaux, Ph.D., have two years remaining on their terms of office.
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The following table provides summary information about each director nominee and directors who are serving terms that will continue following the Annual Meeting:
		Committee Memberships
Name and Principal Position	Independent	AC	CC	NG	Strategic	Other Public Boards
2024 Director Nominees
John F. McDonald	Yes	M			M	None
John A. Scarlett, M.D. Chairman of the Board, President and Chief Executive Officer	No					None
Robert J. Spiegel, M.D., FACP	Yes		C			3
Continuing Directors
Gaurav Aggarwal, M.D.	Yes		M		C	None
Dawn C. Bir	Yes		M	M		None
Elizabeth G. O’Farrell	Yes	C, FE			M	2
V. Bryan Lawlis, Ph.D.	Yes	M		M		1
Susan M. Molineaux, Ph.D.	Yes			C		None
AC: Audit Committee	C: Chair
CC: Compensation Committee	M: Member
NG: Nominating and Corporate Governance Committee	FE: Financial Expert
Strategic: Strategic Committee
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Nominees for Election to the Board of Directors
For a Three-Year Term Expiring at the 2027 Annual Meeting
The Board has selected three nominees for Class I directors: John F. McDonald, John A. Scarlett, M.D. and Robert A. Spiegel, M.D., FACP, all of whom were previously elected by stockholders.
Set forth below is a brief biography of each nominee for Class I director, the periods during which they have served as a director of Geron, and information furnished by them as to principal occupations and public company directorships held by them. The biographies below also include a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee and the Board to conclude, as of the date of this Proxy Statement, that each nominee for Class I director should continue to serve as a director. Each person nominated for election has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve or, if elected, will decline to serve. In the event that any of these nominees should become unavailable for election due to any presently unforeseen reason, proxies will be voted for a substitute as designated by the Board, or alternatively, the Board may leave a vacancy on the Board or reduce the size of the Board.
It is a key objective of the Company to have a diverse Board, representing a range of expertise, skills, perspectives and experiences in areas that are relevant to our business and the needs of the Board. As stated in our Nominating and Corporate Governance Committee Charter and our Corporate Governance Guidelines, as part of the director search process, the Nominating and Corporate Governance Committee endeavors to consider qualified candidates, who meet the relevant business and search criteria and actively seeks candidates with diversity of personal background, perspective, experience, gender, gender identity, race, ethnicity, sexual orientation, and age, as well as candidates from underrepresented communities. In furtherance of the foregoing, where a third-party search firm is engaged and requested to furnish an initial list of possible candidates, such firm will be requested to include in such list women and candidates from underrepresented communities who meet such criteria. Please also see the Board diversity discussion under “Board Leadership and Governance—Board Diversity” below.
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Class I Directors (Term Expiring at the 2024 Annual Meeting)
John F. McDonald AGE: 63 DIRECTOR SINCE: 2022
John F. McDonald has served as a director of Geron since September 2022. Since October 2018, Mr. McDonald has served as Corporate Vice President, Global Head of Business Development and Mergers and Acquisitions, for Novo Nordisk A/S, a global pharmaceutical company, where he leads business development and merger and acquisition activities, investment strategies and participates in the creation of research, early development, and therapeutic pipeline diversification and augmentation strategies. From 2011 to 2018, Mr. McDonald was Vice President, Business Development, at Biogen Inc., a biopharmaceutical company, where he led business development and negotiated numerous strategic alliances, licenses and acquisitions. From 2006 to 2011, Mr. McDonald served as Managing Director at MPM Capital LP, an investment firm, where he served as the primary business development and asset strategy resource for multiple portfolio companies. Prior to 2006, Mr. McDonald held business development, corporate strategy, and legal roles of increasing responsibility at various biopharmaceutical companies, including at Millennium Pharmaceuticals Inc., a biotechnology company (now a Takeda Oncology Company, a pharmaceutical company), Genzyme Corp., a biopharmaceutical company (now part of Sanofi, a pharmaceutical company) and Genentech, Inc., a biopharmaceutical company (now a member of the Roche Group, a pharmaceutical company). In those roles, Mr. McDonald developed relationships with numerous academic institutions, as well as biotechnology and pharmaceutical companies of all stages. Mr. McDonald holds a J.D. from the University of California College of the Law, San Francisco and an M.B.A. and B.S. from the Haas School of Business, University of California, Berkeley.

The Board believes Mr. McDonald’s extensive experience in business development related to pharmaceutical products, as well as his deep understanding of creating strategic relationships in the pharmaceutical industry, qualifies Mr. McDonald to BE ELECTED as a director.

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John A. Scarlett, M.D. AGE: 73 DIRECTOR SINCE: 2011
John A. Scarlett, M.D. has served as our Chief Executive Officer and a director since September 2011 and President since January 2012 and was appointed as Chairman of the Board in December 2018. Dr. Scarlett served as a director of CytomX Therapeutics, Inc., a biopharmaceutical company focused on developing antibody therapeutics for the treatment of cancer, from June 2016 to June 2022. He was also a director for Chiasma, Inc., a biopharmaceutical company focused on transforming injectable drugs into oral medications, from February 2015 until its acquisition by Amyrt Pharma plc, a biopharmaceutical company, in August 2021. Prior to joining Geron, Dr. Scarlett served as President, Chief Executive Officer and a member of the board of directors of Proteolix, Inc., a privately held, oncology-oriented biopharmaceutical company, from February 2009 until its acquisition by Onyx Pharmaceuticals, Inc., an oncology-oriented biopharmaceutical company, in November 2009. From February 2002 until its acquisition by Ipsen, S.A. in October 2008, Dr. Scarlett served as the Chief Executive Officer and a member of the board of directors of Tercica, Inc., an endocrinology-oriented biopharmaceutical company, and also as its President from February 2002 through February 2007. From March 1993 to May 2001, Dr. Scarlett served as President and Chief Executive Officer of Sensus Drug Development Corporation. In 1995, he co-founded Covance Biotechnology Services, Inc., a contract biopharmaceutical manufacturing operation, and served as a member of its board of directors from inception to 2000. From 1991 to 1993, Dr. Scarlett headed the North American Clinical Development Center and served as Senior Vice President of Medical and Scientific Affairs at Novo Nordisk Pharmaceuticals, Inc., a wholly owned subsidiary of Novo Nordisk A/S. Dr. Scarlett received his B.A. degree in chemistry from Earlham College and his M.D. from the University of Chicago, Pritzker School of Medicine.

As the only management representative on the Board, Dr. Scarlett brings management’s perspective to the Board’s discussions about Geron’s business and strategic direction. In addition, the Board believes Dr. Scarlett’s deep understanding of what makes businesses work effectively and efficiently, as well as his medical background and extensive drug development experience, provide valuable insights to the Board AND QUALIFY DR. SCARLETT TO BE ELECTED AS A DIRECTOR. See discussion below regarding Board Leadership and Governance in connection with the appointment of a Lead Independent Director who provides leadership for the independent members of the Board.

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Robert J. Spiegel, M.D., FACP AGE: 73 DIRECTOR SINCE: 2010
Robert J. Spiegel, M.D., FACP has served as a director of Geron since May 2010. Dr. Spiegel currently serves as an Associate Professor at the Weill Cornell Medical School, a Senior Advisor to Warburg Pincus, a private equity firm; and an Advisor to the Israel Biotech Fund, a venture investment fund. He is also a member of the boards of directors of Cyclacel Pharmaceuticals, Inc., a biopharmaceutical company developing targeted medicines for cancer and other proliferative diseases, since September 2018; Ayala Pharmaceuticals, a clinical-stage oncology company, since December 2017; and RenovoRx, a clinical-stage oncology company, since April 2023. In the last five years, he has previously served as a director for PDS Biotechnology Corporation (formerly Edge Therapeutics, Inc.), a biotechnology company, from August 2013 to March 2019, and Athenex, a biopharmaceutical company, from August 2020 to September 2023. From March 2011 to April 2016, Dr. Spiegel served as Chief Medical Officer of PTC Therapeutics, Inc., a biopharmaceutical company focused on discovering and developing treatments for rare disorders. In 2009, after 26 years with the Schering-Plough Corporation (now Merck & Co.), a global healthcare company, Dr. Spiegel retired as Chief Medical Officer and Senior Vice President of the Schering-Plough Research Institute, the pharmaceutical research arm of the Schering-Plough Corporation. His career at Schering-Plough involved various positions, including Director of clinical research for oncology, Vice President of clinical research, and Senior Vice President of worldwide clinical research. Following a residency in internal medicine, Dr. Spiegel completed a fellowship in medical oncology at the National Cancer Institute, and from 1981 to 1999 he held academic positions at the National Cancer Institute and New York University Cancer Center. Dr. Spiegel holds a B.A. from Yale University and an M.D. from the University of Pennsylvania.

The Board believes Dr. Spiegel’s extensive medical experience developing oncology products, his deep understanding of pharmaceutical research and development, and broad expertise in gaining regulatory approval for drug candidates, enhances the Board’s ability to critically assess the progress and potential of imetelstat, and qualifies Dr. Spiegel to BE ELECTED as a director.

VOTE
The Board of Directors unanimously recommends that stockholders vote FOR the election of all of the Class I director nominees named herein to the board of directors
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Members of the Board of Directors Continuing in office after the Annual Meeting
Set forth below is a brief biography of each continuing director composing the remainder of the Board with terms expiring as shown, including the periods during which they have served as a director of Geron, and information furnished by them as to principal occupations and public company directorships held by them. The biographies below also include a discussion of the specific experience, qualifications, attributes or skills of each continuing director that led the Nominating and Corporate Governance Committee and the Board to conclude, as of the date of this Proxy Statement, that the applicable director should continue to serve as a director.
Class II Directors (Term Expiring at the 2025 Annual Meeting)
Dawn C. Bir AGE: 53 DIRECTOR SINCE: 2019
Dawn C. Bir has served as a director of Geron since March 2019. Ms. Bir served as the Chief Commercial Officer of Reata Pharmaceuticals, Inc., a biopharmaceutical company where she led marketing, market access, sales, and commercial operations, from September 2016 until Reata’s acquisition by Biogen, Inc. in September 2023. From February 2013 to September 2016, Ms. Bir served as Vice President of Sales with Pharmacyclics LLC, an AbbVie company, where she built and led their first hematology national sales organization, and was responsible for the launch of IMBRUVICA in the United States and Puerto Rico. From October 2011 to February 2013, Ms. Bir served as Vice President of Sales & Marketing of SKY Pharmaceuticals Packaging, Inc. & Rx Pak, a unit within the U.S. pharmaceutical and specialty solutions division of McKesson Corporation, a global healthcare company, where she was responsible for two companies and revenue centers, and led multiple functions, including sales, marketing, contract management, project management and customer service. From 1996 to October 2011, Ms. Bir held several commercial and sales positions of increasing responsibility within Genentech, Inc., a member of the Roche Group, a global pharmaceutical company, and Bristol Myers Squibb Company, a global pharmaceutical company. Ms. Bir holds a B.S. in Biology from Binghamton University.

The Board believes Ms. Bir’s extensive commercial, sales and marketing expertise, including with hematology-oncology products, broadens the Board’s ability to advise, evaluate and analyze future potential commercialization activities for imetelstat, especially in the United States, as well as to provide insights into the competitive landscape of other hematology-oncology products. This knowledge and experience, together with her strong leadership ability as a female executive in the healthcare industry, qualify Ms. Bir to serve as a director.

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Elizabeth G. O’Farrell AGE: 59 DIRECTOR SINCE: 2019
Elizabeth G. O’Farrell has served as a director of Geron since March 2019. Ms. O’Farrell also serves as a member of the boards of directors of LENSAR, Inc., a global medical technology company, since February 2021; and Genmab A/S, a global oncology company, since March 2022. She served as a member of the board of directors of Inhibikase Therapeutics, a pharmaceutical company focused on treatments of neurological infections and neurodegenerative diseases, from March 2019 to September 2022. Ms. O’Farrell also served as a board member of the YMCA of Greater Indianapolis from 2006 until 2017, including as its chairperson from 2014 to 2016. In December 2017, Ms. O’Farrell retired from a 24-year career with Eli Lilly and Company, a global pharmaceutical company, where she held several senior management positions in finance and corporate governance, most recently serving as Chief Procurement Officer and Head of Global Shared Services from January 2012 to December 2017. Prior to that position, she also served as Senior Vice President, Policy and Finance; Senior Vice President, Finance; Chief Financial Officer, Lilly USA; Chief Financial Officer, Lilly Canada; and General Auditor. Before joining Eli Lilly, Ms. O’Farrell was an accountant with Boise Cascade Office Products, and served as an auditor at Whipple & Company, a professional accountancy firm, and Price Waterhouse, an international public accounting firm. Ms. O’Farrell holds a B.S. in accounting with honors and an M.B.A. in management information systems, both from Indiana University.

Ms. O’Farrell’s significant financial, operational and corporate governance expertise strengthens the Board’s collective knowledge related to compliance, financial reporting and internal controls. In addition, Ms. O’Farrell’s management and leadership experience, gained through the various management roles she has held, also provides unique and valuable insights to the Board regarding organizational development for a growing company, as Geron pursues late-stage development and potential commercialization of imetelstat. The Board believes Ms. O’Farrell’s knowledge and experience as a senior female executive with a long tenure at a large global pharmaceutical company qualify Ms. O’Farrell to serve as a director.

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Class III Director Nominees (Term Expiring at the 2026 Annual Meeting)
V. Bryan Lawlis, Ph.D. AGE: 72 DIRECTOR SINCE: 2012
V. Bryan Lawlis, Ph.D. has served as a director of Geron since March 2012. He also serves as a member of the board of directors of BioMarin Pharmaceutical, Inc., a biopharmaceutical company specializing in rare genetic diseases, since June 2007. In addition, he has served as an advisor to Convergent Ventures (formerly Phoenix Venture Partners), a venture capital firm, since October 2015. Dr. Lawlis previously served as a director of Sutro Biopharma, Inc., a biologics platform company specializing in therapeutics for cancer and autoimmune disorders, from January 2004 to June 2019; Coherus BioSciences, Inc., a biologics platform company specializing in biosimilars, from May 2014 to May 2021; and Aeglea BioTherapeutics, Inc., a biotechnology company specializing in human enzyme therapeutics for rare genetic diseases and cancer, from July 2018 to June 2022. Dr. Lawlis was the President and Chief Executive Officer of Itero Biopharmaceuticals LLC, a privately-held, early stage biopharmaceutical company that he co-founded, from 2006 to 2011. Dr. Lawlis also held several senior management positions in the biopharmaceutical industry, including President and Chief Executive Officer of Aradigm Corporation, a specialty drug company focused on drug delivery technologies, and President and Chief Executive Officer of Covance Biotechnology Services, a contract biopharmaceutical manufacturing operation, which he co-founded. Dr. Lawlis holds a B.A. in microbiology from the University of Texas at Austin and a Ph.D. in biochemistry from Washington State University.

The Board believes Dr. Lawlis’ extensive experience in manufacturing biotechnology and other pharmaceutical products, as well as his expertise in the research and development of drug products and in the management and conduct of clinical trials and drug regulatory processes, qualifies Dr. Lawlis to SERVE as a director.

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Susan M. Molineaux, Ph.D. AGE: 70 DIRECTOR SINCE: 2012
Susan M. Molineaux, Ph.D. has served as a director of Geron since September 2012. Dr. Molineaux has been the Chief Executive Officer at Para Therapeutics, Inc. since April 2023. Previously, she was Chief Executive Officer, President, and a member of the board of directors of Calithera Biosciences, Inc., since co-founding the company in June 2010 until March 2023. In January 2023, Calithera announced its intention to commence an orderly wind down of the company’s business and operations and ceased operations in 2023 after its board of directors approved a plan of complete liquidation and dissolution. Dr. Molineaux served as a member of the boards of directors of Cyteir Therapeutics, Inc., a clinical-stage DNA repair and synthetic lethality company, from December 2020 until May 2023, and Theravance Biopharma, Inc., a biopharmaceutical company, from April 2015 to April 2022. She has also been a Scientific Advisor to Lightstone Ventures, a private life sciences investment company, since September 2016. Dr. Molineaux co-founded Proteolix, Inc., a privately-held oncology-oriented biopharmaceutical company, where she served as Chief Scientific Officer from December 2003 until December 2005 and from February 2009 until November 2009, and as President and Chief Executive Officer from January 2006 until February 2009, until the company’s acquisition by Onyx Pharmaceuticals, Inc., a global oncology-oriented biopharmaceutical company, in November 2009. Previously, Dr. Molineaux held several senior management positions in the biopharmaceutical industry, including Vice President of Biology at Rigel Pharmaceuticals, Inc., a biopharmaceutical company focused on inflammatory and autoimmune diseases; Vice President of Biology at Praelux, Inc., a biopharmaceutical company; and Vice President of Drug Development at Praecis Pharmaceuticals, Inc., an oncology-focused biopharmaceutical company. Dr. Molineaux holds a B.S. in biology from Smith College, a Ph.D. in molecular biology from Johns Hopkins University, and completed a postdoctoral fellowship at Columbia University.

The Board believes Dr. Molineaux’s extensive experience in pharmaceutical and oncology drug development, her expertise in managing and conducting clinical trials, as well as her knowledge of the biotechnology industry and business, and healthcare related issues, combined with her experience as a female executive officer of a public company provides great value to the Board and contributes significantly to discussions and decision-making, which qualifies her to SERVE as a director.

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Gaurav Aggarwal, M.D. AGE: 51 DIRECTOR SINCE: 2023
Gaurav Aggarwal, M.D. has served as a director of Geron since November 2023. Dr. Aggarwal has been an investor in the life sciences sector for more than 20 years. Most recently he was Managing Director of global investment firm, Vivo Capital LLC, from 2016 to 2023 and Chief Investment Officer of its U.S. public investment fund from 2021 to 2023. Dr. Aggarwal previously served as the Chief Business Officer of Ocera Therapeutics, Inc., a publicly traded clinical stage company developing therapies for orphan liver conditions, from April 2014 through October 2016; as Managing Director of Investor Growth Capital from January 2013 through December 2013; and as a General Partner at Panorama Capital, L.P., a venture capital fund, from August 2006 through December 2012. Earlier in his career, Dr. Aggarwal was an associate with JPMorgan Partners, LLC, a private equity division of JPMorgan Chase & Co. Dr. Aggarwal has served on the board of Unicycive Therapeutics, Inc. since March 2023, and previously served on the Boards of Directors of Sierra Oncology, Inc. (acquired by GlaxoSmithKline plc), Hyperion Therapeutics, Inc. (acquired by Horizon Pharma plc), and on several privately held biopharmaceutical companies. Dr. Aggarwal received his B.S. in Agricultural Economics from Cornell University and his M.D. from Columbia University, College of Physicians & Surgeons.

The Board believes Dr. Aggarwal’s extensive experience as an investor in the life sciences sector, as well as his experience with the evaluation of strategic decision making for life sciences companies as a member of the investment community, provides great value to the Board and contributes significantly to discussions and decision-making, which qualifies him to serve as a director.

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Board Leadership and Governance
We have an ongoing commitment to excellence in corporate governance and business practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes, policies and procedures in light of such developments. Key information regarding our corporate governance initiatives can be found on the Corporate Governance page under the Investors & Media section of our website at https://ir.geron.com/investors/corporate-governance/, including our Corporate Governance Guidelines, Code of Conduct, Insider Trading Policy and the charters for our Audit, Compensation, Nominating and Corporate Governance, and Strategic committees. We believe that our corporate governance policies and practices, including the substantial percentage of independent directors on our Board and the leadership provided by our Lead Independent Director, Ms. O’Farrell, empower our independent directors to effectively oversee our management – including the performance of our Chief Executive Officer – and provide an effective and appropriately balanced board governance structure.
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that set forth key principles to guide the operation of the Board and its committees in the exercise of their responsibilities to serve the interests of Geron and our stockholders. As stated in our Nominating and Corporate Governance Committee Charter and our Corporate Governance Guidelines, as part of the director search process, the Nominating and Corporate Governance Committee endeavors to consider qualified candidates, including candidates who self-identify their gender as female and candidates from underrepresented communities, who meet the relevant business and search criteria. In furtherance of the foregoing, where a third-party search firm is engaged and requested to furnish an initial list of possible candidates, such firm will be requested to include in such list candidates who self-identify their gender as female and candidates from underrepresented communities who meet such criteria.
Our Corporate Governance Guidelines can be found on our website at https://ir.geron.com/investors/ corporate-governance/. In addition, these guidelines are available in print to any stockholder who requests a copy. Please direct all requests to our Corporate Secretary, Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404.
Board Independence
In accordance with Nasdaq listing standards and Geron’s Corporate Governance Guidelines, a majority of the members of our Board must qualify as “independent” as defined by Nasdaq Rule 5605(a)(2). In keeping with these guidelines, a member of our Board may serve as a director of another company only to the extent such position does not conflict or interfere with such person’s service as a director of Geron. The Board consults with our legal counsel to ensure that the Board’s determinations regarding Board independence are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, our Board has determined affirmatively that each of Dr. Aggarwal, Dr. Lawlis, Dr. Molineaux, Ms. Bir, Ms. O'Farrell, Mr. McDonald and Dr. Spiegel are, and our former Lead Independent Director, Ms. Karin Eastham, who retired from the Board in May 2023 at the expiration of her term as a director was, independent within the meaning of the Nasdaq listing standards. Dr. Scarlett, who is our Chairman of the Board, President and Chief Executive Officer, is the sole non-independent director, and the Board regularly meets in executive sessions outside the presence of Dr. Scarlett.
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There are no family relationships between any director and any member of our executive management team. There are no arrangements or agreements relating to compensation provided by a third party to any member of our Board, including current nominees for director, in connection with their candidacy or Board service to us.
Board Leadership Structure
In December 2018, Dr. Scarlett was appointed by the Board to serve as Chairman of the Board, in addition to his role as President and Chief Executive Officer of the Company. In light of positive top-line results that we reported from the IMerge Phase 3 clinical trial in Low or Intermediate-1 risk myelodysplastic syndromes, or lower risk MDS, the acceptance for review of our New Drug Application, or NDA, by the U.S. Food and Drug Administration, or FDA, for the treatment of transfusion-dependent anemia in adult patients with lower-risk MDS who have failed to respond or have lost response to or are ineligible for erythropoiesis-stimulating agents, or ESAs, as well as the validation of our marketing authorization application, or MAA, in Europe for review by the European Medicines Agency, or EMA, for imetelstat for the same proposed indication, and our preparations for the potential commercialization of imetelstat, the Board continues to believe that Dr. Scarlett is best suited to serve as our Chairman because he is the member of the Board who is most familiar with our business as a whole and the most capable of identifying and bringing to the attention of the full Board the strategic priorities and key issues facing the Company. In addition, he offers a robust understanding of risks facing the Company which, in the Board’s view, enables the Board to better understand these risks and the Company and work with management to enhance stockholder value. The Board also believes that having Dr. Scarlett in a combined Chairman/Chief Executive Officer role helps provide strong, unified leadership for our executive management team.
To counterbalance our Board’s decision to have a combined Chairman and Chief Executive Officer, the Company’s Corporate Governance Guidelines require that the Board appoint a Lead Independent Director when the role of Chairman is held by a director who does not qualify as an independent director. The Board believes that this structure enables it to better fulfill its risk oversight responsibilities and enhances the ability of our Chief Executive Officer, Dr. Scarlett, to effectively communicate the Board's view to management.
In May 2023, our former Lead Independent Director, Ms. Karin Eastham retired from the Board at the expiration of her term as a director, and the Board appointed Ms. O’Farrell to serve as Lead Independent Director for the Board. In her role as Lead Independent Director, Ms. O’Farrell facilitates Board interactions and information flow. The structure also allows for a clear communication path for the non-employee directors, who may raise any issues or concerns that they have directly with the Lead Independent Director.
The Chairman of the Board has the authority, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board. However, the Lead Independent Director provides active leadership on behalf of the independent directors on the Board. The Lead Independent Director, Ms. O’Farrell, with the Chairman of the Board, Dr. Scarlett, advises on Board meeting agendas and discussion priorities. In addition, the Lead Independent Director provides regular communications to directors between meetings, inviting comments, ideas and concerns from each non-employee director. The Lead Independent Director also has the following responsibilities:
•	Presiding at executive sessions of non-employee directors;
•	Serving as a liaison between the Board Chairman and non-employee directors;
•
Advising the Board Chairman regarding the impression of the non-employee directors as to the quality, quantity and timeliness of the flow of information from the Company that is necessary for the Board to effectively perform its duties; and

•	Accepting additional responsibilities as may be recommended from time-to-time by the Board or the non-employee directors of the Board.
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Board Diversity
As stated in our Nominating and Corporate Governance Committee Charter and our Corporate Governance Guidelines, as part of the director search process, the Nominating and Corporate Governance Committee endeavors to consider qualified candidates who meet the relevant business and search criteria and actively seeks candidates with diversity of personal background, perspective, experience, gender, gender identity, race, ethnicity, sexual orientation, and age, as well as candidates from underrepresented communities.
Since Dr. Aggarwal’s appointment to the Board in November 2023, our Board has been comprised of three women and five men. Accordingly, we are in compliance with Nasdaq’s board diversity objective rules, which require us to have, or explain why we do not have, at least two female directors, or one female director and one director who is an underrepresented minority or LGBTQ+.

Information about the diversity of our Board of Directors and our Board Diversity Matrix is as follows.
Board Diversity Matrix for Geron Corporation
	As of April 12, 2023		As of March 27, 2024
Total Number of Directors	7		8
Gender Identity	Female	Male	Female	Male
Directors	3	4	3	5
Part II: Demographic Background
Asian				1
White	3	3	3	3
LGBTQ+	1		1
Did Not Disclose Demographic Background	1		1
Directors who are Military Veterans:	1		1
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Board Committees and Meetings
It is our policy to encourage directors to attend annual meetings of stockholders. With the exception of Ms. Eastham, who retired from the Board in May 2023 at the expiration of her term as a director, and Dr. Spiegel, all of our directors as of May 2023 attended our 2023 annual meeting of stockholders, which was conducted in a virtual meeting format. During the year ended December 31, 2023, the Board held seven meetings. Of these, three meetings were conducted by videoconference and four meetings were conducted in-person. The Board has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and, commencing in February 2024, a Strategic Committee. During the year ended December 31, 2023, each of the current directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which the director served during the portion of the last fiscal year for which they were a director or committee member.
Below is a description of each committee of the Board. Each of the committees has authority to engage and determine the compensation for legal counsel or other experts or consultants, as it deems appropriate, to assist with fulfilling its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq and SEC rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgement with regard to Geron.
Audit Committee
The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Audit Committee charter is available on our website at https://ir.geron.com/investors/corporate-governance/. The Audit Committee held eight meetings for the year ended December 31, 2023, of which seven were conducted by video conference and one was conducted in-person. The Audit Committee’s responsibilities include:
•	appointing or terminating, approving the compensation of, and assessing the qualifications, performance and independence of our independent registered public accounting firm;
•	pre-approving audit and permissible non-audit services and the terms of such services to be provided by our independent registered public accounting firm;
•	reviewing the plan and scope of the annual audit of consolidated financial statements with the independent registered public accounting firm and members of management;
•
reviewing and discussing with management and/or the independent registered public accounting firm, prior to public disclosure, our annual and quarterly consolidated financial statements and related disclosures in our Forms 10-K, Forms 10-Q, and earnings press releases, including critical accounting policies and practices used by us and information contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•
recommending to the Board, based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm, whether our audited consolidated financial statements shall be included in our Annual Report on Form 10-K;

•
monitoring our internal control over financial reporting and disclosure controls and procedures and any significant changes in our internal controls, including reviewing management’s assessment and disclosures related to any significant changes, material weaknesses or significant deficiencies;

•	overseeing compliance with legal and regulatory requirements as they relate to our consolidated financial statements and accounting matters;
•	establishing policies and procedures for the receipt and retention of whistleblower complaints and concerns and overall compliance with our Code of Conduct;
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•
overseeing our Insider Trading Compliance Program (the “Program”), including any material updates to the Program, and receiving a report, at least once annually, from our Insider Trading Compliance Officer;

•	preparing the audit committee report required by the SEC to be included in our annual proxy statement;
•	reviewing and approving or ratifying any related party transactions;
•	overseeing financial and operational risk exposures and the actions management has taken to limit, monitor and control such exposures; and
•	reviewing risks relating to data privacy, technology and information security, including cyber-security, and back-up of information systems.
For the year ended December 31, 2023, the Audit Committee members were Ms. O’Farrell, Dr. Lawlis, Mr. McDonald, and until the expiration of her term as a director on May 31, 2023, Ms. Eastham. Ms. O’Farrell chairs the Audit Committee. The Board has determined that all of the members of the Audit Committee are “independent” under relevant SEC and Nasdaq rules and are financially literate and that Ms. O’Farrell has, and Ms. Eastham had, prior to the expiration of her term on May 31, 2023, accounting and financial management expertise that qualifies each as an “Audit Committee Financial Expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. See more information about the Audit Committee in the section entitled “Audit Committee Report.”
Compensation Committee
The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Compensation Committee charter is available on our website at https://ir.geron.com/investors/corporate-governance/. The charter of the Compensation Committee allows it to delegate responsibilities to a subcommittee of the Compensation Committee, but only to the extent consistent with our certificate of incorporation, Bylaws and Nasdaq rules. The Compensation Committee held seven meetings for the year ended December 31, 2023, five of which were conducted by videoconference, and two of which were conducted in-person. The Compensation Committee’s responsibilities include:
•	establishing and overseeing our executive compensation philosophy and strategy;
•
reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and other compensatory arrangements for our executive management team, including our Chief Executive Officer;

•	annually reviewing and recommending to the Board corporate goals and objectives relevant to the compensation of our executive management team, including our Chief Executive Officer;
•
reviewing and approving, or making recommendations to the Board with respect to, the compensation of our executive management team, including our Chief Executive Officer, based upon an annual evaluation of each individual’s performance;

•
overseeing and administering our cash and equity incentive plans, including establishing policies and procedures for the grant of equity-based awards and approving, or making recommendation to the full Board with respect to, the grant of such equity-based awards;

•
appointing, compensating and overseeing the work of any compensation and benefits consultants, legal counsel or other experts or advisors retained by the Compensation Committee, including an independence assessment as outlined by Nasdaq rules;

•	when and as required by applicable rules and regulations, reviewing and discussing with management our compensation discussion and analysis disclosure to be included in our annual proxy statement;
•	reviewing and making recommendations to our Board regarding non-employee director compensation and benefits;
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•	reviewing and assessing the potential impact of our compensation practices on enterprise risk;
•	reviewing and managing our Incentive Compensation Recoupment Policy (the “Clawback Policy”), as well as the clawback provisions in our executive management employment agreements; and
•
meeting, on approximately a quarterly basis, with our Chief People Officer to review our strategies, initiatives and programs with respect to our culture, talent recruitment, development, retention, employee engagement, and diversity and inclusion.

For the year ended December 31, 2023, the Compensation Committee members were Dr. Spiegel, Dr. Lawlis, and Ms. Bir (from September 14, 2023). Dr. Aggarwal was appointed to the Compensation Committee effective January 1, 2024, at which time Dr. Lawlis stepped down from the Compensation Committee. Dr. Spiegel chairs the Compensation Committee. The Board has determined that all of the members of the Compensation Committee are “independent” under relevant SEC and Nasdaq rules.
For information on the Compensation Committee’s processes and procedures on the consideration and determination of executive compensation, see the section entitled “Executive Compensation.” For information on the Compensation Committee’s processes and procedures with respect to non-employee director compensation matters, see the section entitled “Compensation of Directors.”
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Nominating and Corporate Governance Committee charter is available on our website at https://ir.geron.com/investors/corporate-governance/. The Nominating and Corporate Governance Committee held four meetings for the year ended December 31, 2023, two of which were conducted by videoconference, and two of which were conducted in-person. The Nominating and Corporate Governance Committee’s responsibilities include:
•	developing, reviewing and recommending to the Board a set of corporate governance guidelines and principles;
•	creating and recommending to the Board criteria for Board and committee membership;
•
establishing procedures for identifying and evaluating individuals qualified to become members of the Board, including candidates who self-identify their gender as female and candidates from underrepresented communities and nominees recommended by stockholders;

•	recommending to the Board the persons to be nominated for election or re-election as directors;
•
recommending to the Board whether to accept or reject a director resignation, or take other action, where a director fails to receive a majority vote as specified under our corporate governance guidelines;

•	reviewing and recommending to the Board the functions, duties and compositions of the Board committees;
•	considering plans or programs for the continuing education of the Board;
•	considering and reporting to the Board any questions of possible conflicts of interest of Board members; and
•	assessing the performance of the Board, the Board committees and individual directors.
Specific qualifications and the process for recommending director candidates are provided in more detail under the sub-sections entitled “Other Matters – Director Nominees Recommended by Stockholders” and “Other Matters – Director Qualifications.”
Drs. Molineaux and Lawlis and Ms. Bir served on the Nominating and Corporate Governance Committee for the year ended December 31, 2023. Dr. Molineaux chairs the Nominating and Corporate Governance Committee. The Board has determined that all of the members of the Nominating and Corporate Governance Committee are “independent” under relevant SEC and Nasdaq rules.
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Director Nominees Recommended by Stockholders
The Nominating and Corporate Governance Committee, to date, has not adopted a formal policy with regard to the consideration of director candidates recommended by stockholders and will consider director candidates recommended by stockholders on a case-by-case basis, as appropriate. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee should send written notice to the Nominating and Corporate Governance Committee Chairperson, Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404, within the time periods set forth under the subsection entitled “Stockholder Nominations and Proposals for 2025 Annual Meeting”. Such notification should set forth all information relating to such nominee as is required to be disclosed in solicitations of proxies for elections of directors pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected, the name and address of such stockholder or beneficial owner on whose behalf the nomination is being made, the class and number of shares of the Company owned beneficially and of record by such stockholder or beneficial owner, and all information regarding the nominee that would be required to be included in the Company’s proxy statement by the rules of the SEC, including the nominee’s age, business experience for the past five years and any directorships held by the nominee during the past five years. The Nominating and Corporate Governance Committee does not intend to alter the procedure by which it evaluates candidates based on whether the candidate was recommended by a stockholder or not.
Director Qualifications
The Nominating and Corporate Governance Committee believes that nominees for election to the Board must possess certain minimum qualifications and attributes. The nominee:
•	must meet the objective independence requirements set forth by the SEC and Nasdaq;
•	must exhibit strong personal integrity, character and ethics, and a commitment to ethical business and accounting practices;
•	must not be involved in on-going litigation with the Company or be employed by an entity which is engaged in such litigation; and
•	must not be the subject of any on-going criminal investigations, including investigations for fraud or financial misconduct.
In addition, the Nominating and Corporate Governance Committee may consider the following criteria, among others:
(i)
experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment;

(ii)	experience in our industry and with relevant social policy concerns;
(iii)	experience as a board member of other publicly held companies;
(iv)	expertise in an area of our operations;
(v)	practical and mature business judgment, including the ability to make independent analytical inquiries;
(vi)
diversity of personal background, perspective, experience and other characteristics, such as gender, gender identity, ethnicity, sexual orientation, age, as well as candidates who self-identify their gender as female and candidates from underrepresented communities; and

(vii)	diversity of business and professional background, perspective and experience relevant to the success of the Company.
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In general, the Nominating and Corporate Governance Committee aspires the Board to be comprised of individuals that represent a diversity of professional experiences and perspectives and who portray characteristics of diligence, commitment, mutual respect and professionalism with an emphasis on consensus building. The Board does not follow any ratio or formula to determine the appropriate mix. Rather, it uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to the high standards of board service at Geron. As stated in our Nominating and Corporate Governance Committee Charter and our Corporate Governance Guidelines, as part of the director search process, the Nominating and Corporate Governance Committee endeavors to consider qualified candidates, including candidates who self-identify their gender as female and candidates from underrepresented communities, who meet the relevant business and search criteria.
Directors are expected to rigorously prepare for, attend and participate in Board meetings and meetings of the committees of the Board on which they serve, to ask direct questions and require straight answers, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities and duties as directors. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as an outstanding director.
Strategic Committee
In February 2024, the Board established the Strategic Committee. The Strategic Committee’s responsibilities include:
•
reviewing with the Chief Executive Officer and other management of the Company the long-range financial and strategic planning goals and objectives of the Company, and reviewing the allocations of corporate resources recommended by management, including the consistency of such activities and allocations with the long-range goals and objectives of the Company;

•
reviewing periodically and assisting the Company’s management in the development of the Company’s business development strategic plans, and reviewing the progress and activities pursuant to such plans; and

•
reviewing and evaluating specific strategic initiatives and transactions, including mergers, acquisitions, licenses, partnerships, joint ventures, investments, dispositions, financings, and similar strategic transactions, and the terms, risks and opportunities associated with any such initiatives.

Dr. Aggarwal, Ms. O’Farrell and Mr. McDonald were appointed to the Strategic Committee by the Board in February 2024. Dr. Aggarwal chairs the Strategic Committee.
Board’s Role in Risk Oversight
We are subject to a variety of risks, including those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023. Some risks may be readily perceived and even quantified, while others are unexpected or unforeseeable. Risks can be external or can arise as a result of our internal business or financial activities. Our Board, as a whole, is responsible for broad oversight of all existing and emerging enterprise risk (over the short-, mid- and long-term) and of management’s development and execution of mitigation strategies designed to address those risks. In this capacity, our Board has designated committees to assist in its oversight of particular key risks as described below. Oversight of additional matters of potential risk not delegated remain the responsibility of the full Board.
While the Board and its committees oversee risk management, our senior management is responsible for identifying, assessing and mitigating risk on a day-to-day basis. Each committee of our Board meets regularly with key management personnel and, as desired by the applicable committee, outside advisors (including outside counsel, consultants and experts) to oversee risks associated with their respective principal areas of focus. In turn, each committee reports to the Board regularly, fostering awareness and
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communication of significant matters among all directors, and promoting a coordinated and cohesive approach to enterprise risk oversight. It is management’s responsibility to identify various risks facing the Company, bring the Board’s attention to material risks, and implement appropriate risk management policies and procedures to manage risk exposure on a day-to-day basis.
Specific risks being overseen by Board committees are as follows:
•
The Audit Committee oversees management of financial risks. In addition to fulfilling its responsibilities for the oversight of our financial reporting processes and annual audit of Geron’s consolidated financial statements, the Audit Committee also reviews with the Company’s independent registered public accounting firm and the Company’s management the adequacy and effectiveness of our policies and procedures to assess, monitor and manage fraud risk and our ethical compliance program. The Audit Committee takes appropriate actions to set the best practices and highest standards for quality financial reporting, sound business risk practices, including practices related to cyber-security, and ethical behavior.

•
The Compensation Committee is responsible for overseeing the management of risks relating to our employment policies and executive compensation plans and arrangements. In connection with structuring the executive compensation program, the Compensation Committee, together with the Board, considers whether the elements of such program, individually or in the aggregate, encourage our executive management team to take unnecessary risks. For further information, see the sub-section entitled “Risk Assessment of Compensation Policies and Practices.”

•
The Nominating and Corporate Governance Committee manages our corporate governance practices. The Nominating and Corporate Governance Committee also reviews risks associated with the independence of the Board, potential conflicts of interest and risks relating to management and Board succession planning.

•
The Strategic Committee oversees, along with our Chief Executive Officer and other management of the Company, risks related to the long-range strategic objectives for the Company, as well as oversees our business development strategic planning, and also reviews and evaluates our specific strategic initiatives and transactions, including the terms, risks and opportunities relating to such initiatives and transactions.

Risk Assessment of Compensation Policies and Practices
The Compensation Committee maintains a pay for performance compensation philosophy, but also recognizes that providing certain types of compensation incentives may inadvertently motivate individuals to act in ways that could be detrimental to the Company in order to maximize individual compensation. To minimize such risk, the Compensation Committee annually evaluates our compensation philosophy generally as it relates to all employees, as well as individual compensation elements of base salary, annual performance-based bonuses, equity awards, severance and change in control benefits and other benefits to ensure each is evaluated against appropriate standards and that such incentives provide for the achievement of target goals that are balanced between short-term rewards and long-term enhancement of stockholder value.
The Compensation Committee believes the following elements of our executive compensation program mitigate the risks associated with our compensation practices:
•
setting annual base salaries consistent with the responsibilities of our executive management team and access to market comparables to ensure that our executive management team is not motivated to take excessive risks to achieve a reasonable level of financial security;

•
establishing corporate goals for our annual performance-based bonus program that are consistent with our annual operating and strategic plans and are designed to achieve a proper risk/reward balance without excessive risk taking;

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•
requiring, under our Clawback Policy, that any incentive compensation received by a former or current executive officer as a result of the Company’s attainment of a financial reporting measure, be returned to the Company in the event that the Company is required to make an accounting restatement due to material noncompliance with an accounting standard;

•
requiring, through our employment agreements with executives, any member of the executive management team to forfeit his or her entire annual performance-based bonus if we determine that such individual has engaged in any misconduct intended to affect the payment of his or her annual performance-based bonus, or has otherwise engaged in any act or omission that would constitute cause for termination of his or her employment, as defined by his or her employment agreement;

•	having a mix of fixed and variable, annual and long-term and cash and equity compensation elements to encourage strategies and actions that balance short-term and long-term best interests;
•
granting stock option awards which provide value only if the market price of our Common Stock increases to encourage our executive management team to take a long-term view of our business, and granting performance-based stock option awards that only vest upon the attainment of specific strategic milestones;

•
maintaining our Insider Training Compliance Program, which prohibits transactions in the Company’s securities while any individual is in possession of material, non-public information relating to the Company’s securities;

•	absence of employment agreements or contracts that contain multi-year guarantees of salary increases, or non-performance-based bonuses or equity compensation;
•	emphasizing pay equity amongst our employees and with reference to external comparators; and
•
having available, to the Compensation Committee and the Board, the discretion to measure and calculate achievement of corporate goals and other corporate performance measures, which prevents the compensation program from being susceptible to manipulation by a single employee.

The Compensation Committee has reviewed our compensation policies and practices as they relate to all employees and has determined that such policies and practices do not present any risks that are reasonably likely to have a material adverse effect on Geron, and instead, encourage behaviors that support sustainable value generation.
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Other Corporate Governance Matters
ESG Highlights
We believe that environmental sustainability, social responsibility and good corporate governance (“ESG”) are important to our business. Our ESG efforts are shaped by our values and aim to make a positive impact in the world through our people and imetelstat, our sole product candidate. As we move forward, we plan to continue to focus on our impact beyond product development and potential commercialization, to support our communities and meet our responsibilities to society as a whole.
Our Compensation Committee annually reviews each executive’s demonstration of our corporate values –– authenticity, accountability, excellence, integrity and respect –– in connection with annual compensation decisions. In addition, our Compensation Committee meets approximately quarterly with our Chief People Officer to review our human capital management activities. Our Audit Committee is responsible for reviewing the adequacy and effectiveness of our information and cybersecurity policies, and internal controls regarding information security, and meets periodically with the head of our information technology function to understand the information and cybersecurity risks we face. Our Nominating and Corporate Governance Committee advises the Board on matters of diversity, including gender, gender identity, race, ethnicity, sexual orientation and age, and recommends measures that contribute to ensuring that our Board reflects a range of viewpoints, backgrounds, skills, experience and expertise. Each of the Committees reports on their activities to the Board, which maintains oversight on these key elements of our corporate governance.
Commitment to Purpose. The foundation of our business efforts is to provide improved treatment for patients with hematologic malignancies. Currently, we are working tirelessly to prepare for the potential commercial launch of imetelstat for patients with lower-risk MDS and the late-stage development for patients with Intermediate-2 or High-Risk myelofibrosis who have relapsed after or are refractory to treatment with a janus associate kinase inhibitor, or JAK inhibitor, or relapsed/refractory MF, but our commitment to health does not stop with imetelstat. In 2023 we participated in MDS Foundation, Inc.’s #MoveforMDS walks in five cities across the country — New York, Los Angeles, Chicago, Nashville and Boston. We are committed to positively impacting our communities and society, and we demonstrate our commitment through our compassion for patients, service to the community and through our corporate values of authenticity, accountability, excellence, integrity and respect. Our goal to improve the lives of cancer patients is why we do what we do, and we are committed to transforming patients’ lives through our activities.
Environmental Sustainability. We endeavor to conduct our business in an environmentally sound manner. Although we do not own or operate any manufacturing facilities, our San Francisco Bay Area headquarters are located in a multi-tenant building that is energy efficient, and our office suites are environmentally friendly in their use of electricity, water and power. Travel to our San Francisco Bay Area and northern New Jersey offices is voluntary, and we have provided equipment and access tools to ensure our employees can be productive, as well as a monthly stipend to cover expenses related to working from home. Our increased use of technology has enabled our employees to lessen the need to print and distribute paper documents, reducing the environmental impact of our business, and the results of our safety measures have resulted in far fewer employees driving to the office, thus taking cars off the road and reducing greenhouse gases. We have established a Commuter Benefit Program to encourage our employees to use public transit by enabling employees to use pre-tax dollars to pay for public transit costs.
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Social Responsibility.
Corporate Values
Fostering and maintaining a strong, healthy culture is a key strategic focus. Our corporate values are authenticity, accountability, excellence, integrity and respect, and we are committed to building a corporate culture that supports these values. These values reflect who we are and the way our employees interact with one another, our partners and our stockholders, and are the essential tenets that guide our decisions, govern our relationships, both internally and externally, and articulate what we stand for and who we are. These values dictate the ways in which we interact, work and communicate, how we resolve conflicts and ultimately, how we strive to make Geron successful. We are Authentic, having well-intentioned interactions that are genuine and real. We are Accountable, taking responsibility for our actions, including decisions, and the effect they have on Geron. We are Excellent, having relentlessly high standards. We have Integrity, requiring our employees to behave ethically in all situations and demanding the same from others. We encourage our employees to live out our core values and to discuss our core values with potential candidates looking to join our team. We believe that this is an important step in helping our culture stay strong and unique.
Our team of talented professionals is the foundation of our company and fuels our historical and prospective achievements for patients. We consider the intellectual capital of our employees to be an essential driver of our business and key to our future opportunities. As of December 31, 2023, we had 141 fulltime employees. Twenty of our employees hold Ph.D. degrees and 63 hold other advanced degrees. Of this current total workforce, 67 employees were engaged in, or directly supported, our research and development activities, and 74 employees were engaged in commercial, medical affairs, business development, legal, finance, human resources, information technology and administration. Every employee plays a vital role in furthering our goals and impacting our progress towards fully realizing our goal to develop and seek to commercialize imetelstat.
In addition to our employee base, we have established, and expect to continue to establish, consulting agreements with drug development professionals, clinicians, regulatory experts and other professionals with experience in numerous fields, including clinical science, biostatistics, clinical operations, pharmacovigilance, quality, manufacturing and regulatory affairs. As of December 31, 2023, we had approximately 122 consultants.
To succeed in our mission, we must attract, recruit, retain, develop and motivate qualified clinical, nonclinical, scientific, manufacturing, regulatory, management and other personnel needed to support our business and operations. As a biotechnology company with locations in the San Francisco Bay Area and northern New Jersey, we operate in a highly competitive industry and geographies for employee talent. In 2023, we engaged in extensive recruiting efforts to source and interview a talented and diverse pipeline of candidates, and enhanced our capabilities by significantly expanding our employee base. We grew our workforce by 46 employees, 23 of whom are part of our commercial team, and expected to play a critical role in implementing our plans to commercialize imetelstat, if approved. We maintain a comprehensive dashboard of measurements, including recruitment productivity, diversity, equity and inclusion metrics, employee engagement scores, total rewards benchmarking, participation rates and satisfaction scores for internal training, turnover rates and exit interview results, to guide our human capital management efforts.
We believe that our ability to attract highly skilled and talented employees in a competitive labor market is enhanced by nurturing our workplace culture, providing competitive compensation and benefits programs and supporting employee career development and related management training. To that end, we continue to invest resources and energy into being an employer of choice – attracting and engaging individuals who are innovative, curious, driven, diligent, collaborative and of the highest integrity and ethics. Some of our key efforts in this area and management of our human capital assets generally are described here.
Compensation and Benefits
Our compensation philosophy is to provide pay and benefits that are competitive in the biotechnology and pharmaceutical industry where we compete for talent. We monitor our compensation programs closely and review them annually to provide what we
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consider a competitive mix of compensation and health, welfare and retirement benefits for all our employees. Our compensation package for all employees includes market-competitive base salaries, eligibility for annual performance bonuses and equity grants. Annual cash bonus opportunity and equity compensation increase as a percentage of total compensation based on level of responsibility. Any actual bonus payout is based on a combination of individual performance and corporate performance. All regular-status, full-time employees are eligible to participate in our comprehensive benefit program, pursuant to plan terms and conditions. Plan choices include medical, dental, vision, life insurance, flexible spending accounts, short and long-term disability insurance, a 401(k) retirement savings plan with a discretionary matching employer contribution, and an employee stock purchase plan. We also provide regular-status, full-time employees with a generous time off program that includes vacation, sick, holiday, and paid leave for certain life events. All of our employees are eligible to receive one paid volunteer day each year.
Every year, we undertake a detailed review of our compensation by position and level and make adjustments necessary to ensure that we continue to provide competitive compensation. In conjunction with the California’s Pay Transparency law (SB 1162), beginning January 1, 2023, we have published pay ranges in all job postings for jobs in California and also seek to comply with other states’ pay disclosure requirements.
Communication and Engagement
We believe that part of what sets us apart from other companies is our culture and, in particular, our focus on providing timely and transparent communications and creating a strong sense of belonging and inclusiveness. In 2023, after nearly three years of the COVID-19 pandemic, we were able to re-engage in periodic in-office meetings and interactions, as well as in-office training and development opportunities, to encourage cross-functional team-building and collaboration, in conjunction with which many of our teams engage in group lunches and dinners. We held a summer contest that encouraged our employees to share summer travel experiences and special events, building rapport and strengthening employee relationships, and we conduct organizational and team-specific holiday events to promote connectivity among our employees. We share information and news with employees through quarterly all-hands meetings, semi-monthly newsletters to employees, social media posts on our intranet and outward facing social media sites, such as LinkedIn, and regular employee chats with our Chief Executive Officer and other members of senior management. We survey our employees each year to measure their level of engagement at the Company. Our employee engagement scores have remained relatively steady over the past three years, despite the challenges we faced through the COVID-19 pandemic. These surveys provide rich feedback each year that helps us to continue to grow our culture and make Geron a great place to work.
Health, Wellness and Safety
In addition to specific support relating to health and safety during the COVID-19 pandemic, we continue other activities that promote our employees’ whole health and wellness, including reimbursement for certain wellness costs, external support from our employee assistance programs and mental wellness services, which covers therapy and/or coaching for our employees and their dependents, including high school and college-aged children.
Diversity, Inclusion and Corporate Culture
We value workplace diversity, including diversity of personal background, perspective, experience and other characteristics, such as gender, gender identity, ethnicity, sexual orientation, age, and underrepresented communities – not only because it is the right thing to do, but because we believe doing so enhances our corporate culture and is key to our long-term success. As of December 31, 2023, approximately 56% of our employees in managerial roles were women, and approximately 48% of our executive management, vice president and above, were women.
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During 2023, we furthered the development of our hybrid workforce program that provides a variety of virtual and in-person collaboration opportunities, such as leadership training and coaching resources. Since 2021, we have utilized a peer-centric employee recognition program to empower employees to champion our workplace culture and values, and promote direct praise to peers. In addition, we have implemented a reward program that enables managers to recognize employees who have demonstrated exceptional performance.
In addition, we pride ourselves on an open culture that respects co-workers, values employees’ health and well-being and fosters professional development. We support employee growth and development in a variety of ways, including with group training, individual mentoring and coaching, conference attendance and tuition reimbursement. Our management conducts annual employee engagement surveys and reports to our board of directors on human capital management topics, including corporate culture, diversity, equity and inclusion, employee development and retention, and compensation and benefits. Similarly, our board of directors regularly provides input on important decisions relating to these matters, including with respect to employee compensation and benefits, talent retention and development.
Corporate Governance
We are committed to exercising good corporate governance and frequently review our practices. We believe that good corporate governance promotes the long-term interests of our stockholders and strengthens our Board and management accountability. Highlights of our corporate governance practices include the following:
•	Stockholder Rights and Accountability
○
Although directors are elected by a plurality of votes cast, we maintain a director resignation policy that requires any director nominee who receives more withhold votes than for votes in an election to submit an offer of resignation for consideration by the Nominating and Corporate Governance Committee and thereafter, the Board determines whether or not to accept the director’s resignation.

•	Board Independence
○	All current directors and nominees for director are independent, other than our Chairman and CEO, Dr. Scarlett.
○
Our Audit Committee meets regularly, including meeting with the independent registered public accounting firm serving as our independent auditors, outside the presence of our executive management team.

○	100% of our Board committee members are independent.
○	Our Lead Independent Director has clearly delineated duties and authority.
○	Our Board and committees may engage outside advisors independently of management.
•	Board Practices
○	Members of the Board and each Board committee annually perform anonymous self-evaluations which are reviewed by the Nominating and Corporate Governance Committee.
○	Our full Board and individual Board committees provide risk oversight.
○	Our Board annually approves annual corporate budget spend, as well as reviews and approves individual purchases over a specified dollar threshold.
•	Insider Trading Compliance
○
Our insider trading policy prohibits short sales, transactions in put or call options, hedging transactions, pledging our Common Stock as collateral for a loan or other inherently speculative transactions in our stock or engaging in margin activities.

•	Robust Compensation-Setting Process
○	Independent compensation consultant reports directly to the Compensation Committee.
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○
Employment agreements for each member of our executive management team, including our Named Executive Officers, contain clawback provisions, and we have adopted a Clawback Policy in compliance with Nasdaq rules that applies to our executive officers.

Code of Conduct
We believe our Code of Conduct reflects current industry and public company best practices, and it sets forth guiding principles and policies related to (i) compliance with health care laws and regulations, (ii) product quality, pharmacovigilance and regulatory compliance, and (iii) privacy and information security policies. Our Code of Conduct is available in its entirety on the Corporate Governance page in the Investors & Media section of our website at www.geron.com and to any stockholder otherwise requesting a copy. All our directors, employees and members of our executive management team, including our Chief Executive Officer and Chief Financial Officer, are required to adhere to the Code of Conduct in discharging their work-related responsibilities. Employees are required to report any conduct they believe in good faith to be an actual or apparent violation of the Code of Conduct. Amendments to the Code of Conduct, and any waivers from the Code of Conduct granted to our directors or members of our executive management team, will be made available through our website as they are adopted. Accordingly, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Conduct by posting such information on our website at www.geron.com.
Incentive Compensation Recoupment Policy
In 2023, our Compensation Committee adopted our Incentive Compensation Recoupment Policy (the “Clawback Policy”), which complies with Nasdaq’s listing standards that apply to incentive compensation earned after October 2, 2023. The Clawback Policy provides that, in the event we are required to prepare an accounting restatement, we will be required to recover incentive-based compensation received by any current or former executive officer based wholly or in part upon the attainment of a financial reporting measure that was erroneously awarded during the three completed fiscal years immediately preceding the date the restatement was required. Each of our executive officers has agreed in writing to be bound by our Clawback Policy, a copy of which has been filed with the SEC as an exhibit to our Annual Report on Form 10-K.
In addition to the Clawback Policy, as a public company subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, if we are required as a result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive.
Whistleblower Policy
In keeping with the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures for the receipt and handling of complaints received by us regarding accounting, internal accounting controls, auditing matters, questionable financial practices or violations of our Code of Conduct (“complaints”). Contact information for an external hotline that is maintained by an independent third party has been distributed to all employees and consultants to allow for the confidential, anonymous submission of complaints by our employees and consultants. Any complaints received by this hotline are reviewed by the Audit Committee and our Chief Legal Officer.
Prohibitions on Derivative, Hedging, Monetization and Other Transactions
We maintain an insider trading compliance program that applies to all directors and employees, including members of our executive management team, and certain consultants and contractors, which prohibits certain transactions in our Common Stock, including short sales, puts, calls or other transactions involving derivative securities on an exchange or in any other organized market, hedging or monetization transactions, purchases of our Common Stock on margin or borrowing against an account in which our Common
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Stock is held, or pledging our Common Stock as collateral for a loan. Our Audit Committee oversees compliance with our insider trading compliance program, including approval of any material updates to the insider trading compliance program. Our Chief Legal Officer serves as our insider trading compliance officer and reports, at least once annually, to the Audit Committee on his monitoring of the insider trading compliance program. In addition, the Audit Committee meets with the insider trading compliance officer outside of the presence of any other member of the executive management team. A copy of our insider trading compliance policy is available on our website at https://ir.geron.com/investors/corporate-governance/.
Communications with the Board
Stockholders wishing to communicate with the Board, or with a specific Board member, may do so by writing to the Board, or to the individual Board member, and delivering the communication in person or mailing it to: Board of Directors, c/o Corporate Secretary, Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404. Any such communication is promptly distributed to the director or directors named therein unless such communication is considered, either presumptively or in the reasonable judgment of the Company’s Corporate Secretary, to be improper for submission to the intended recipient or recipients. Examples of communications that would presumptively be deemed improper for submission include, without limitation, solicitations, communications that raise grievances that are personal to the sender, communications that relate to the pricing of the Company’s products or services, communications that do not relate directly or indirectly to the Company and communications that are frivolous in nature. From time to time, the Board may change the process by which stockholders may communicate with the Board or its members. Please refer to our website for any changes to this process.
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Compensation of Directors
The Compensation Committee determines non-employee director compensation, which the full Board reviews and approves upon recommendation from the Compensation Committee. When considering non-employee director compensation decisions, the Compensation Committee believes it is important to be informed as to current compensation practices of comparable publicly-held companies in the life sciences industry, especially to understand the demand and competitiveness for attracting and retaining an individual with each of the non-employee director’s specific expertise and experience. Our compensation arrangements for non-employee directors are set forth in our Non-Employee Director Compensation Policy (the “Director Compensation Policy”). The Director Compensation Policy outlines cash and equity compensation automatically payable to non-employee directors of the Board unless such non-employee director declines receipt of such cash or equity compensation by written notice to us. Historically, the Compensation Committee has reviewed our non-employee director compensation relative to industry practices every other year.
For further discussion of the defined peer group recommended by Aon, see the sub-section entitled “Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table.”
Cash Compensation
The following table describes the annual cash compensation applicable to each role performed by non-employee directors as outlined in the Director Compensation Policy in effect for the year ended December 31, 2023 (“2023 fiscal year”):
Non-Employee Director Role	Base Retainer	Additional Retainer
Board member	$42,500	N/A
Chairman of the Board	N/A	$35,000
Lead Independent Director	N/A	$25,000
Audit Committee Chair(1)	N/A	$25,000
Compensation Committee Chair(1)	N/A	$15,000
Nominating and Corporate Governance Committee Chair(1)	N/A	$10,000
Audit Committee member	N/A	$12,500
Compensation Committee member	N/A	$7,500
Nominating and Corporate Governance Committee member	N/A	$5,000
(1)	Committee Chair does not also receive additional Committee member compensation.
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Under the Director Compensation Policy, annual non-employee director cash compensation is paid quarterly in arrears in cash, or, at each director’s election, in fully vested shares of our Common Stock. In 2023, such Common Stock was issued under the Directors’ Market Value Stock Purchase Plan (the “Directors Market Value Plan”), which the Board adopted in October 2018, based on the “market value” on the purchase date (which generally means the consolidated closing bid price per share of our Common Stock as reported by Nasdaq on the purchase date).
Additionally, under the Director Compensation Policy, non-employee directors are eligible to receive equity grants, as more fully described below under the sub-section entitled “Equity Compensation.” Non-employee directors also receive reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings of the Board.
The cash amounts payable under the Director Compensation Policy had been in place since the policy was last revised in March 2022. In February 2024, the Compensation Committee recommended, and the Board approved, the following changes to the cash component of the Director Compensation Policy, effective as of January 1, 2024:
•	increase the annual retainer payable for Board service as follows:
○	Chairman of the Board retainer - from $35,000 to $40,000
○	Lead Independent Director retainer - from $25,000 to $30,000
○	Board member retainer from $42,500 to $50,000
•	provide for an annual retainer for the Strategic Committee, which was newly formed as a committee of the Board, of $15,000 (Chair) and $7,500 (Member).
Director Compensation Table
The following table provides compensation information for the 2023 fiscal year for each non-employee director of the Board who served in such capacity during the 2023 fiscal year. Dr. Scarlett does not receive any compensation for his Board service.
Non-Employee Director	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Aggarwal, Gaurav(3)	4,157(4)	286,660	290,817
Bir, Dawn	49,721	293,400	343,121
Eastham, Karin(5)	36,538	—	36,538
Lawlis, V. Bryan	67,500	293,400	360,900
McDonald, John	55,000	293,400	348,400
Molineaux, Susan	52,496(6)	293,400	345,896
O'Farrell, Elizabeth	82,129	293,400	375,529
Spiegel, Robert	57,498(7)	293,400	350,898
(1)
Consists of the annual retainer fee for service as a member of the Board of Directors or any Board committee. For further information concerning such fees, see the sub-section above entitled “Cash Compensation.”

(2)
Amounts do not reflect dollar amounts actually received by our non-employee directors and instead, in accordance with SEC rules, represent the aggregate grant date fair value of stock option awards granted to our non-employee directors during the 2023 fiscal year, as calculated in accordance with Financial Accounting

Geron Corporation	39	2024 Proxy Statement

Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). Refer to Note 9 of the consolidated financial statements in our Annual Report on Form 10-K for the 2023 fiscal year regarding assumptions underlying the valuation of stock option awards and the calculation method. For information regarding the aggregate number of stock option awards held by the non-employee directors of the Board as of December 31, 2023, see the sub-section entitled “Outstanding Equity Awards at Fiscal Year-End for Non-Employee Directors.”
(3)
Gaurav Aggarwal, M.D. was appointed to the Board in November 2023 and the amount in the Fees Earned or Paid in Cash column reflects actual compensation earned by or paid to Dr. Aggarwal, based on the portion of the year he provided service.

(4)	Includes fees paid in stock in lieu of cash through the issuance of an aggregate 1,970 shares of Common Stock under the Directors Market Value Plan.
(5)
Ms. Eastham retired from the Board upon the expiration of her term as a Class III director on May 31, 2023, and the amount in the Fees Earned or Paid in Cash column reflects actual compensation earned by or paid to Ms. Eastham until the time of her retirement.

(6)	Includes fees paid in stock in lieu of cash through the issuance of an aggregate 22,547 shares of Common Stock under the Directors Market Value Plan.
(7)	Includes fees paid in stock in lieu of cash through the issuance of an aggregate 12,347 shares of Common Stock under the Directors Market Value Plan.
Equity Compensation
Terms of Awards
Pursuant to the Director Compensation Policy, each individual who first becomes a non-employee director receives an initial stock option grant and thereafter each non-employee director is eligible to receive stock option grants on an annual basis and such stock options are currently granted pursuant to our 2018 Equity Incentive Plan. The following describes the equity compensation arrangements as outlined in the Director Compensation Policy in effect for the 2023 fiscal year:
•
Initial Grant. Each individual who first becomes a non-employee director, whether by election by Geron’s stockholders or by appointment by the Board to fill a vacancy, automatically will be granted an option to purchase shares of Common Stock on the date such individual first becomes a non-employee director (the “Initial Grant”), which such Initial Grant covers 200,000 shares of Common Stock. The Initial Grant vests annually over three years upon each anniversary of the date of appointment to the Board, subject to the non-employee director’s continuous service through each applicable vesting date.

•
Annual Grant. On the date of each annual meeting of our stockholders, each non-employee director (other than any director receiving an Initial Grant on the date of such annual meeting) who is then serving as a non-employee director and who will continue as a non-employee director following the date of such annual meeting automatically will be granted an option to purchase shares of our Common Stock (the “Annual Grant”) which Annual Grant covers 125,000 shares of Common Stock. The Annual Grant vests in full on the earlier of (i) the date of the next annual meeting of our stockholders or (ii) the first anniversary of the date of grant, subject to the non-employee director’s continuous service through such applicable vesting date.

•
Exercise Price and Term of Options. The exercise price of all stock options granted under our 2018 Equity Incentive Plan is equal to the fair market value of a share of our Common Stock as determined under our 2018 Equity Incentive Plan. Stock options granted under our 2018 Equity Incentive Plan have a term of ten years from the date of grant, unless terminated earlier.

•
Exercise Period Post-Termination. The stock options granted to non-employee directors pursuant to our 2018 Equity Incentive Plan remain exercisable until the earlier of the original expiration date of the stock option or 36 months following the optionee’s termination of service as our non-employee director.

The equity amounts under the Director Compensation Policy had been in place since the policy was last revised in March 2022. In February 2024, the Compensation Committee recommended, and the Board approved, the following changes to the equity component of the Director Compensation Policy, effective as of January 1, 2024:
•	increase the size of the Initial Grant from 200,000 shares to 270,000 shares of Common Stock; and
•	increase the size of the Annual Grant from 125,000 shares to 180,000 shares of Common Stock.
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Effect of Certain Corporate and Termination Events
As set forth in each stock option agreement under our 2018 Equity Incentive Plan, the vesting for each Initial Grant and Annual Grant will accelerate in full in the event of a Change in Control of Geron (as defined in our 2018 Equity Incentive Plan and described below under the sub-section entitled “Severance and Change in Control Benefits”). In addition, in the event a non-employee director experiences a termination of service as a result of such director’s total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”)) or death, the portion of each outstanding stock option held by such director that would have vested during the 36 months after the date of such director’s termination of service, will automatically vest.
Stock Option Grants to Non-Employee Directors in 2023
The table below sets forth the following information with respect to each non-employee director of the Board who served in such capacity during the 2023 fiscal year: (i) stock options granted under our 2018 Equity Incentive Plan; and (ii) the grant date fair value of stock options granted. Dr. Scarlett does not receive any equity compensation for his Board service.
Non-Employee Director	Grant Date	Option Awards Granted During 2023 (#)	Grant Date Fair Value of Option Awards Granted During 2023 ($)(1)
Aggarwal, Gaurav	11/24/23	200,000(2)	286,660
Bir, Dawn	5/31/23	125,000(3)	293,400
Eastham, Karin(4)	—	—	—
Lawlis, V. Bryan	5/31/23	125,000(3)	293,400
McDonald, John	5/31/23	125,000(3)	293,400
Molineaux, Susan	5/31/23	125,000(3)	293,400
O'Farrell, Elizabeth	5/31/23	125,000(3)	293,400
Spiegel, Robert	5/31/23	125,000(3)	293,400
(1)
Amounts do not reflect dollar amounts actually received by our non-employee directors and instead, in accordance with SEC rules, represent the grant date fair value of each stock option granted in the 2023 fiscal year calculated in accordance with FASB ASC Topic 718. Refer to Note 9 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023 regarding assumptions underlying the valuation of stock option awards and the calculation method.

(2)
In connection with his appointment to the Board in November 2023, Gaurav Aggarwal, M.D. was granted an Initial Grant of 200,000 shares of Common Stock in accordance with our Director Compensation Policy. Such stock option vests annually over three years from the date of Dr. Aggarwal’s appointment to the Board, subject to his continued service to Geron.

(3)
Stock options vest on the earlier of: (i) the date of the next annual meeting or (ii) the first anniversary of the date of grant of such stock option, subject to the non-employee director’s continuous service to the Company through such applicable vesting date.

(4)	Ms. Eastham ceased to be a director upon the expiration of her term on May 31, 2023.
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Outstanding Equity Awards at Fiscal Year-End for Non-Employee Directors
The following table sets forth stock options outstanding for each non-employee director included in the Director Compensation Table above as of December 31, 2023.
Non-Employee Director	Option Awards Outstanding as of December 31, 2023
Aggarwal, Gaurav	200,000
Bir, Dawn	606,000
Eastham, Karin(1)	—
Lawlis, V. Bryan	726,000
McDonald, John	325,000
Molineaux, Susan	726,000
O'Farrell, Elizabeth	606,000
Spiegel, Robert	691,000
(1)	Ms. Eastham ceased to be a director upon the expiration of her term on May 31, 2023.
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Proposal Two
Advisory Vote to Approve Named Executive Officer Compensation

As required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Board is requesting stockholders to vote, on a non-binding advisory basis, to approve the compensation paid to our Named Executive Officers (as defined under the section entitled, “Executive Compensation”), as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our Named Executive Officers.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and our executive compensation philosophy, policies and practices described in this Proxy Statement. The overall compensation of our Named Executive Officers subject to the vote is disclosed in this Proxy Statement in the sub-sections entitled “Summary Compensation Table” and “Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table.”
The Compensation Committee continually reviews our executive compensation program to determine whether such program achieves our desired goals of aligning our executive compensation strategy and structure with our stockholders’ interests and current market practices. In 2017 and again in 2023, when considering the say on pay frequency, our stockholders approved an annual advisory vote. At the 2023 Annual Meeting, approximately 92.1% of the votes cast were to approve our executive compensation program. The Compensation Committee reviewed the result of this vote, and, in light of the approval by a substantial majority of our stockholders of the compensation programs described in our 2023 proxy statement, did not implement any significant changes to our executive compensation program as a result of the vote. As discussed in detail in the section entitled “Executive Compensation” of this Proxy Statement, our executive compensation strategy and structure is designed to motivate our executive management team to create long-term value for our stockholders through the achievement of strategic business objectives, while effectively managing the risks and challenges inherent in a late-stage clinical and pre-commercial biopharmaceutical company. As the long-term success of Geron depends on the talents of our employees, our compensation structure plays a significant role in our ability to attract, retain and motivate the highest quality workforce in a competitive employment environment in both the San Francisco Bay Area and northern New Jersey, while also promoting a high-performance culture. The Compensation Committee believes the emphasis on pay for performance in our executive compensation program strongly aligns with the long-term interests of our stockholders. Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation program, including information about the 2023 compensation of our Named Executive Officers.
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Advisory Vote and Board Recommendation
We recommend stockholder approval of the compensation of our Named Executive Officers for the 2023 fiscal year as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, which disclosure includes the section entitled “Executive Compensation,” and the compensation tables and accompanying narrative disclosures in sub-sections entitled “Summary Compensation Table” and “Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table” of this Proxy Statement.
Accordingly, the Board recommends that stockholders vote in favor of the following resolution:
“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Proxy Statement.”
Vote Required
Approval of this Proposal 2 requires the affirmative vote of the holders of a majority of the voting power present in person or represented by proxy at the virtual Annual Meeting. Abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal.
As this is an advisory vote, the outcome of the vote is non-binding on us with respect to future executive compensation decisions, including those related to our Named Executive Officers, or otherwise. However, the Board and the Compensation Committee will review the results of the vote and take them into account when considering future executive compensation policies and decisions.
Unless the Board modifies its policy on the frequency of future advisory votes on the compensation of our Named Executive Officers, the next advisory vote on the compensation of our Named Executive Officers will be held at next year’s annual meeting of stockholders.
VOTE
The Board of Directors unanimously recommends that stockholders vote FOR Proposal 2.
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Executive Compensation
EXECUTIVE SUMMARY
Introduction
The Compensation Committee oversees our compensation and benefit plans and policies, administers our equity incentive plans, reviews, and approves all compensation decisions relating to our executive officers, and makes recommendations to the Board of Directors on compensation for our Chief Executive Officer. The Compensation Committee considers recommendations from our Chief Executive Officer regarding the compensation of our named executive officers and other executive officers other than the Chief Executive Officer. The Compensation Committee has the authority under its charter to engage the services of a consulting firm or other outside advisor to assist it in designing our compensation programs and in making compensation decisions. This section discusses the principles underlying our policies and decisions with respect to the compensation of our named executive officers and material factors relevant to an analysis of these policies and decisions.
We were a smaller reporting company during the fiscal year ending December 31, 2023 under applicable SEC rules and regulations, and are permitted to include less detailed executive compensation disclosure in this Proxy Statement. However, our Compensation Committee is committed to providing the information necessary to help stockholders understand our executive compensation-related decisions. Accordingly, this section includes supplemental information and narratives that describe the 2023 executive compensation program for our named executive officers.
The following members of our executive management team are collectively referred to herein as our “Named Executive Officers” for 2023:
•	Dr. John A. Scarlett, M.D., our Chairman of the Board, President and Chief Executive Officer;
•	Dr. Andrew J. Grethlein, Ph.D., our Executive Vice President, Chief Operating Officer;
•	Ms. Michelle J. Robertson, our Executive Vice President, Finance, Chief Financial Officer and Treasurer, who joined the Company on September 25, 2023; and
•	Mr. Scott A. Samuels, Esq., our Executive Vice President, Chief Legal Officer and Secretary, who joined the Company on August 1, 2023.
We have chosen to include one more executive officer as a Named Executive Officer for 2023 than required by the SEC's rules for smaller reporting companies, because we believe this provides stockholders with a more complete understanding of our executive compensation program and because we are transitioning out of the smaller reporting company rules and expect to report as a “large accelerated filer” in next year's proxy statement.
2023 Business Highlights
We believe that 2023 was a year of significant progress and execution for the Company, as evidenced by results including the reporting of positive top-line results for our lead development program in transfusion-dependent lower-risk myelodysplastic syndromes, or TD LR-MDS, the filing of our first ever marketing applications seeking to obtain regulatory approval for imetelstat in the U.S. and Europe, and our continued preparations to transition from a clinical-stage to commercial-stage company upon the potential approval of imetelstat.
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As described below, during 2023 and in early 2024, we made significant progress on our clinical, regulatory, commercial, manufacturing, and other business goals, including the following factors that influenced the executive compensation decisions made by the Compensation Committee and/or the Board of Directors for the 2023 compensation of our named executive officers:
Transfusion-Dependent Lower-Risk Myelodysplastic Syndromes (TD LR-MDS)
•
In January 2023, we reported positive top-line results from the pivotal IMerge Phase 3 clinical trial evaluating imetelstat in patients with TD LR-MDS. Additional data including subgroup analyses and patient-reported outcomes were subsequently reported at the European Hematology Association Annual Meeting in June 2023 and at the American Society of Hematology Annual Meeting and published in The Lancet in December 2023.

•
In August 2023, the U.S. Food & Drug Administration (FDA) accepted the New Drug Application (NDA) for imetelstat for the treatment of TD anemia in adult patients with low- to intermediate-1 risk myelodysplastic syndromes, who have failed to respond, or have lost response to, or are ineligible for erythropoiesis-stimulating agents (ESAs). The FDA assigned a Prescription Drug User Fee Act (PDUFA) action date of June 16, 2024 to the NDA.

•	In September 2023, the European Medicines Agency (EMA) validated the Marketing Authorization Application (MAA) for imetelstat in the same proposed indication as the NDA.
Myelofibrosis
•
In December 2023, we achieved fifty percent enrollment in the Phase 3 IMpactMF clinical trial investigating imetelstat versus best available therapy (BAT) in patients with intermediate-2 or high-risk Myelofibrosis (MF) who are relapsed/refractory myelofibrosis (R/R MF) to Janus kinase (JAK) inhibitor treatment.

•
In January 2024, dosing in the Phase 1 IMproveMF study evaluating imetelstat as a combination therapy with ruxolitinib in patients with intermediate-2 or high-risk MF (frontline MF) was escalated to the third of four doses following a decision by the study’s independent Safety Evaluation Team (SET).

Anticipated Upcoming Milestones
•
U.S. commercial launch of imetelstat assuming potential FDA approval (PDUFA date June 16, 2024) for the treatment of transfusion-dependent anemia in adult patients with LR-MDS who have failed to respond, or have lost response to, or are ineligible for ESAs.

•
Review of the imetelstat MAA for the same indication as the NDA expected to be completed in early 2025. Subject to approval by the European Commission, EU commercial launch of imetelstat could occur in 2025.

•	Interim analysis from the Phase 3 IMpactMF trial in R/R MF expected in the first half of 2025, with a final analysis from the study expected in the first half of 2026.
U.S. Commercial Preparation
•
Throughout 2023, we completed several long-lead time pre-commercial activities, including securing a global trademark for the imetelstat brand name; finalizing third party logistics, our distribution network, patient support providers; and onboarding highly experienced commercial and medical affairs teams. Other pre-commercial preparations for the U.S. are ongoing, including enhancing and/or establishing company processes and systems to support an expected commercial launch, refining our market research in TD LR-MDS, and engaging in marketing, commercial access, payer, and reimbursement preparatory efforts.

Compensation Highlights
•
Base Salaries: We made modest adjustments to base salaries in 2023 based on our review of our position to market against our compensation peer group, and considering the roles and responsibilities of our NEOs. Adjustments made directly align our NEO salaries with our compensation philosophy.

Geron Corporation	46	2024 Proxy Statement

•
Annual Bonus: Our annual bonus program continues to align our NEOs with our overall corporate strategy. Based on the Compensation Committee’s assessment of our overall performance, the corporate objective portion of the 2023 target bonus levels funded at 100% for our NEOs. Our CEO’s bonus is based solely on Company performance. Bonuses for our NEOs, other than our CEO, factor in both Company and individual performance. Consistent with our pay for performance philosophy, the individual bonus achievement ranged between 120% to 130% for our NEOs.

•
Annual Equity Awards: In 2023, our NEOs received long-term incentive awards in the form of stock options, including performance-based options for our NEOs who were hired in 2023 that were consistent with the performance-based options that had been previously granted to our other NEOs.

Executive Transitions
On August 1, 2023, we hired our current Executive Vice President, Chief Legal Officer and Secretary, Mr. Scott A. Samuels, when Mr. Stephen N. Rosenfield retired from that role. Prior to joining Geron, Mr. Samuels served as Chief Legal Officer and Chief Compliance Officer of Prilenia Therapeutics, a clinical-stage biotech company focused on novel therapeutics to slow the progression of neurodegenerative diseases and neurodevelopmental disorders, from March to May 2023. Before that, he served as the Senior Vice President, General Counsel of BeiGene Ltd., from May 2017 until July 2022, where he built a large, global legal and compliance team, oversaw launches of three internally developed drug products in the U.S., Europe and China and development of a global healthcare compliance program, and led key strategic transactions with Amgen Inc., Novartis AG, and Celgene (now Bristol Myers Squibb).
Prior to BeiGene, Mr. Samuels was assistant general counsel and then acting general counsel at ARIAD Pharmaceuticals, Inc., where he managed the company’s legal affairs, including SEC compliance and corporate governance and key licensing and distribution agreements prior to ARIAD’s acquisition by Takeda. Mr. Samuels also practiced law for 17 years in the corporate and life sciences practices at Mintz Levin, a highly regarded national law firm. Mr. Samuels received his B.A. in philosophy from Cornell University and his J.D. from George Mason University School of Law.
On September 25, 2023, we hired our current Executive Vice President, Finance, Chief Financial Officer and Treasurer, Ms. Michelle J. Robertson, when Ms. Olivia Bloom retired from that role. Ms. Robertson brings over 30 years of financial and commercial operations experience to Geron. Prior to joining us, she served as the Chief Financial Officer and Treasurer of Editas Medicine, a CRISPR genome editing company, where she raised $500M in capital over three years to support the company’s research transition into late-stage clinical development. Before that, she served as Chief Financial Officer of Momenta Pharmaceuticals, Inc. from 2018 until 2020, leading the finance team through a strategic restructure, before its acquisition by Johnson & Johnson. Prior to joining Momenta, Ms. Robertson held multiple finance roles of increasing responsibility, including Vice President, Oncology Finance for Baxalta Inc. following its spin-off from Baxter International Inc., where she worked on the acquisition and commercialization of their first oncology drug, Oncaspar®, and Head of Financial Planning and Analysis and Operations Excellence at Ironwood Pharmaceuticals Inc., positioning the finance organization to support the commercial launch of Linzess®.
Before that, for 16 years, Ms. Robertson held various finance and commercial operations roles at Genzyme Corporation (acquired by Sanofi), where she led the integration of several acquired oncology assets, subsequently leading the buildout of the Commercial operations team to support five global commercial products. Ms. Robertson received her B.S. in Finance and A.S. in Accounting and Management from Bentley University. She also currently serves as a member of the board of directors and the chair of the audit committee for Verastem Inc.
Geron Corporation	47	2024 Proxy Statement

Summary Compensation Table
The following table includes information concerning compensation for the years ended December 31, 2023 and 2022 with respect to our Named Executive Officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
John A. Scarlett, M.D. Chairman of the Board, President and Chief Executive Officer	2023	787,000	17,906	3,563,000	493,694	62,492	4,924,092
	2022	761,320	—	1,468,740	671,000	96,142	2,997,202
Andrew J. Grethlein, Ph.D. Executive Vice President, Chief Operating Officer	2023	525,000	5,007	1,588,080	281,093	15,911	2,415,091
	2022	507,546	—	524,550	302,500	37,153	1,371,749
Michelle J. Robertson Executive Vice President, Finance, Chief Financial Officer and Treasurer (as of September 25, 2023)	2023	141,346	126,194	2,128,680	67,006	6,433	2,469,659
Scott A. Samuels Executive Vice President, Chief Legal Officer and Secretary (as of August 1, 2023)	2023	218,750	151,838	3,123,360	103,162	11,567	3,608,677
(1)
For Dr. Scarlett and Dr. Grethlein, amounts reflect the discretionary portion of their annual performance-based bonus. For Ms. Robertson, $1,194 represents the discretionary portion of her annual performance-based bonus and $125,000 reflects a cash sign-on bonus paid in connection with commencement of employment, which bonus is subject to repayment if such Named Executive Officer voluntarily leaves the Company before the one-year anniversary of commencement of employment (“Commencement Bonus”). For Mr. Samuels, $1,838 represents the discretionary portion of his annual performance-based bonus and $150,000 represents the amount of his Commencement Bonus. For further discussion on the Commencement Bonus, see the sub-section entitled “New Hire Sign-On Bonuses.” For further discussion on performance-based bonuses paid for 2023, see the sub-section entitled “2023 Annual Performance-Based Bonuses.”

(2)
Amounts do not reflect dollar amounts actually received by our Named Executive Officer and instead, in accordance with SEC rules, represent the aggregate grant date fair value of stock option awards granted during the applicable fiscal year as calculated in accordance with FASB ASC Topic 718. Refer to Note 9 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023 regarding assumptions underlying the valuation of stock options on awards and the calculation method. The grant date fair value for the performance-based stock options of 250,000 shares granted in 2023 to each of Ms. Robertson and Mr. Samuels that vest upon attainment of certain performance conditions, based upon the then-probable outcome of the performance conditions as computed in accordance with FASB ASC Topic 718, was zero for each stock option. Accordingly, for 2023, amounts shown under the “Option Awards” column do not include any value for these performance-based stock options. The grant date fair value of Ms. Robertson’s and Mr. Samuels’ performance-based stock options determined in accordance with FASB ASC Topic 718 based upon achieving the maximum level of performance (which is also the target level of performance) under the respective performance conditions is $321,825 and $479,300, respectively Refer to the tables under the sub-section entitled “Outstanding Equity Awards at Fiscal Year-End” for information as to each Named Executive Officers’ vested and unvested stock option holdings, and under the sub-section entitled “2023 Stock Option Grants” for the number of stock options granted during 2023.

(3)
Amounts disclosed under the “Non-Equity Incentive Plan Compensation” column represent the portion of the annual performance-based bonuses earned pursuant to objective performance criteria established as part of our annual performance-based bonus plan for the indicated year for the achievement of pre-established corporate and other goals. For further discussion on performance-based bonuses paid for 2023, see the sub-section entitled “2023 Annual Performance-Based Bonuses.”

Geron Corporation	48	2024 Proxy Statement

(4)
Amounts shown include, as applicable: (i) reimbursements for housing, travel expenses and working from home reimbursements; (ii) the portion of life and disability insurance premiums paid by the Company; and (iii) the matching contribution made to the Geron 401(k) Plan on behalf of each Named Executive Officer. Amounts for the 2023 fiscal year were as follows:

Named Executive Officer	Housing Allowance ($)	Commute Travel Reimbursement ($)	Insurance Premiums ($)	401(k) Match ($)(a)	Working from Home Reimbursement ($)	Total ($)
John A. Scarlett, M.D.	48,000	11,703	1,589	—	1,200	62,492
Andrew J. Grethlein, Ph.D.	—	—	1,961	13,000	950	15,911
Michelle J. Robertson	—	—	490	5,493	450	6,433
Scott A. Samuels	—	—	817	10,000	750	11,567
(a)
Under Geron’s 401(k) Plan, all participating employees may contribute up to the annual Internal Revenue Service contribution limit. In December 2023, the Compensation Committee approved a matching contribution equal to 50% of each employee’s annual contributions during 2023. The matching contributions were paid in cash in February 2024.

Geron Corporation	49	2024 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End
The following table includes information with respect to all outstanding stock options held by our Named Executive Officers as of December 31, 2023:
	Option Awards
Named Executive Officer	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($/Sh)	Option Expiration Date
John A. Scarlett, M.D.	02/11/14(1)	1,340,000			5.090	02/11/24
	03/13/15	600,000	—	—	4.340	03/13/25
	02/11/16	600,000	—	—	2.540	02/11/26
	02/09/17	1,050,000	—	—	2.150	02/09/27
	01/31/18	1,050,000	—	—	2.450	01/31/28
	11/07/18	500,000(3)	—		1.720	11/06/28
	11/07/18	—	—	1,000,000(4)	1.720	11/06/28
	01/30/19	1,050,000		—	1.030	01/29/29
	02/12/20(2)	558,469	24,281	—	1.295	02/11/30
	02/02/21(2)	425,000	175,000	—	2.055	02/01/31
	02/16/22(2)	962,500	1,137,500	—	1.060	02/15/32
	02/22/23(2)	364,583	1,385,417	—	2.830	02/21/33
Andrew J. Grethlein, Ph.D.	02/10/14(1)	200,000	—	—	5.010	02/10/24
	03/13/15	105,000	—	—	4.340	03/13/25
	02/11/16	105,000	—	—	2.540	02/11/26
	02/09/17	161,471	—	—	2.150	02/09/27
	01/31/18	186,018	—	—	2.450	01/31/28
	11/07/18	221,544(3)	—	—	1.720	11/06/28
	11/07/18	—	—	452,804(4)	1.720	11/06/28
	01/30/19	236,121	—	—	1.030	01/29/29
	02/12/20(2)	279,234	12,141	—	1.295	02/11/30
	02/02/21(2)	212,500	87,500	—	2.055	02/01/31
	02/16/22(2)	343,750	406,250	—	1.060	02/15/32
	02/22/23(2)	162,500	617,500	—	2.830	02/21/33
Michelle J. Robertson	09/25/23(5)	—	1,350,000	—	2.170	09/24/33
	09/25/23	—	—	250,000(4)	2.170	09/24/33
Scott A. Samuels	08/01/23(5)	—	1,350,000	—	3.210	07/31/33
	08/01/23	—	—	250,000(4)	3.210	07/31/33
(1)	Stock option expired unexercised.
(2)
Stock option vests in a series of 48 substantially equal consecutive monthly installments commencing from the grant date provided the executive officer continues to provide services to the Company. In addition to the specific vesting schedule for each stock option, each unvested stock option is subject to potential future vesting acceleration as described under the sub-section entitled “Severance and Change in Control Benefits” below.

(3)
Stock option vested fully and became exercisable upon written certification by the Compensation Committee of the achievement of acceptance for review by the FDA of an NDA for the first imetelstat indication.

(4)
Stock option vests fully and becomes exercisable, if at all, upon written certification by the Compensation Committee of the achievement of regulatory approval by the FDA of an NDA for the first imetelstat indication. In addition to the specific vesting schedule for each stock option, each unvested stock option is subject to potential future vesting acceleration as described under the sub-section entitled “Severance and Change in Control Benefits” below.

(5)
Stock option vests with respect to 12.5% of the shares on the six-month anniversary of grant and with respect to the remaining shares in a series of 42 equal consecutive monthly installments commencing thereafter, provided the executive officer continues to provide services to the Company. In addition to the specific vesting schedule for each stock option, each unvested stock option is subject to potential future vesting acceleration as described under the sub-section entitled “Severance and Change in Control Benefits” below.

Geron Corporation	50	2024 Proxy Statement

Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table
Appointed by our Board, the members of our Compensation Committee are independent of our management and meet the Nasdaq listing standards for independence. The Compensation Committee acts on behalf of the Board to oversee the compensation policies and practices applicable to our employees, including our Named Executive Officers.
The three principal components of our executive compensation program for our Named Executive Officers in 2023 were base salary, annual performance-based (cash) bonus opportunity and equity compensation in the form of time-based options. In addition to time-based options, Ms. Robertson and Mr. Samuels also received equity compensation in the form of performance-based options consistent with grants made previously to our other Named Executive Officers. In the table below, we describe each compensation component, when it is paid, how we determine the amount or size of each component, and why we pay each component.
	/---------Fixed Pay-------/	/-------------------Variable Pay (At Risk)----------------/
	Base Salary	Performance-Based Bonus(1)	Stock Options
Form	Cash	Cash	Equity
When paid/vested	Ongoing, twice monthly	Annual
Time-Based Stock Options: Subject to six-month cliff vesting for new-hire grants; equity fully vested after 4-years of continuous service

Performance-Based Options: Vesting contingent upon regulatory approval by the FDA of an NDA for the first imetelstat indication or other performance conditions.

How determined	• Competitive data • Scope of responsibilities • Work experience • Critical skills • Internal pay equity • Individual performance
• Target awards are set as a percent
of salary based on competitive data
• Award payouts are based on achievement of weighted
corporate and individual goals
• CEO bonus tied 100% to corporate goal achievement

• Based on competitive data and
industry standards
• Takes into consideration potential projected benefit upon stock price appreciation
• Strategic company-level objectives (for performance-based options)

Why paid	Provides competitive levels of fixed pay to attract and retain executives	Motivates attainment of critical near-term priorities by linking annual company and individual performance to an annual incentive	Promotes retention of key talent, aligns executive and stockholder interests and encourages employee ownership in Geron
(1)	Reported as non-equity incentive plan compensation in the Summary Compensation Table.
We do not have any formal policies for allocating compensation among salary, performance bonus awards and equity grants, short-term and long-term compensation or among cash and non-cash compensation. Instead, our Compensation Committee uses its judgment to establish a total compensation program for our Named Executive Officers that is a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our executive compensation program and our corporate objectives. In line with our pay for performance philosophy, we structured a significant portion of our Named Executive Officers’ 2023 compensation to be variable, at risk and tied directly to our measurable performance in the form of performance-based bonuses and equity incentives.
Geron Corporation	51	2024 Proxy Statement

The Compensation Committee actively reviews and assesses our executive compensation program in light of the highly competitive employment environment in the San Francisco Bay Area and northern New Jersey, the challenges of recruiting, motivating and retaining our executive management team, including our Named Executive Officers, in an industry such as ours, which has much longer business cycles than other commercial industries, and evolving compensation governance and best practices. Since December 2011, the Compensation Committee has retained Aon’s Human Capital Solutions practice, a division of Aon plc (‘‘Aon”) as its independent compensation consultant due to its extensive analytical and compensation expertise in the biotechnology and pharmaceutical industry. Although we pay the costs of Aon’s services, the Compensation Committee has the sole authority to engage and terminate Aon’s services, as well as to approve fees for Aon’s services. Aon makes recommendations to the Compensation Committee, but it has no authority to make compensation decisions on behalf of the Compensation Committee or us. The Compensation Committee, at its discretion, may communicate and meet with Aon with no employees present. For the 2023 fiscal year, Aon conducted analyses and provided advice on, among other things, the appropriate peer group to reference in determining executive compensation, design and structure of executive compensation for our executive officers and non-employee director compensation in comparison to the peer group, emerging trends in the life sciences industry regarding executive compensation and share usage under our equity incentive plans in comparison to the peer group.
The peer group of companies used by the Compensation Committee in making 2023 compensation decisions was comprised of the following companies:
ADMA Biologics, Inc. (ADMA)	Deciphera Pharmaceuticals, Inc. (DCPH)	Rhythm Pharmaceuticals, Inc. (RYTM)
Agenus, Inc. (AGEN)	ImmunityBio, Inc. (IBRX)	Seres Therapeutics, Inc. (MCRB)
Amylyx Pharmaceuticals, Inc. (AMLX)	ImmunoGen, Inc. (IMGN)	TG Therapeutics, Inc. (TGTX)
Ardelyx, Inc. (ARDX)	Krystal Biotech, Inc. (KRYS)	Travere Therapeutics, Inc. (TVTX)
Catalyst Pharmaceuticals, Inc. (CPRX)	Mirati Therapeutics, Inc. (MRTX)	Veracyte, Inc. (VCYT)
Coherus Biosciences, Inc. (CHRS)	Provention Bio, Inc. (PRVB)	Vericel Corp. (VCEL)
CTI BioPharma Corp. (CTIC)	Reata Pharmaceuticals, Inc. (RETA)
Cytokinetics, Inc. (CYTK)	Revance Therapeutics, Inc. (RVNC)
With the assistance of Aon, the Compensation Committee considered several factors in determining the companies to be included in the peer group for 2023 executive compensation decisions, including stage of development, market capitalization, number of employees, public status and length of time being public, primary location of operations and level of research and development expenditures and revenue. At the time the peer group was selected, the market capitalization for the companies ranged from $500 million to $3.4 billion with headcounts ranging from 50 to 300 employees, compared to Geron’s market capitalization of $1.1 billion and headcount of 69 employees.
Geron Corporation	52	2024 Proxy Statement

Important Features of Our Executive Compensation Program
What We Do:		What We Don’t Do:
✔	Emphasize pay for performance using a mix of annual and long-term metrics	X	Approve automatic or guaranteed annual salary increases
✔	Conduct competitive review designed to ensure executive compensation is aligned to market	X	Permit automatic or guaranteed bonuses or long-term incentive awards
✔	Require a compensation recoupment (i.e., clawback) with respect to our executive management team in our executive employment agreements, as well as in our Clawback Policy	X	Provide for tax gross-ups
✔	Appoint only independent directors to the Compensation Committee	X	Reprice options without stockholder approval
✔	Engage an independent compensation consultant reporting directly to the Compensation Committee	X	Allow hedging or pledging of Company stock
✔	Annually assess risk in our compensation programs and identify mitigation strategies	X	Grant stock options with an exercise price less than fair market value
✔	Conduct annual say-on-pay vote
Pay for Performance/At-Risk Pay
Our executive compensation program is designed to reward achievement of the specific strategic goals that we believe will advance our business strategy and create long-term value for our stockholders. Consistent with our goal of attracting, motivating and retaining a high-caliber executive team, our executive compensation program is designed to pay for performance. We utilize compensation elements that meaningfully align our Named Executive Officers’ interests with those of our stockholders to create long-term value. As such, a significant portion of our Chief Executive Officer’s and other executive officers’ compensation is “at-risk”, performance-based compensation, in the form of long-term equity awards (including, from time to time, performance-vesting equity awards) and annual cash incentives that are only earned if we achieve measurable corporate metrics.
2023 Base Salaries
The Compensation Committee believes base salaries should be consistent with the base salaries provided by companies in our peer group. In February 2023, the Compensation Committee performed its annual analysis of base salaries for our executive management team, including our Named Executive Officers, using the peer group market data provided by Aon. The Compensation Committee performed a similar analysis in connection with the hiring of Mr. Samuels and Ms. Robertson in August and September 2023, respectively. The market data analysis showed that at the end of 2022, the base salary of all of our Named Executive Officers was between the 50th and 75th percentile of the peer group market data provided by Aon. Given the collaborative team-oriented effort required to achieve our corporate goals; the broad job responsibilities of our Named Executive Officers; the tenure, experience, skills and responsibilities of each Named Executive Officer; the desire for internal pay equity amongst the executive management team; to remain competitive in the marketplace; and based on guidance provided by Aon, in February 2023 the Compensation Committee and, with respect to Dr. Scarlett, the independent members of the Board (the “Independent Board”), approved an overall increase of 3.4% to 2022 base salaries, reflecting a market competitive merit increase and a cost of living adjustment.
Geron Corporation	53	2024 Proxy Statement

The following base salaries for our Named Executive Officers were effective as of January 1, 2023:
Named Executive Officer	2022 Base Salary	Salary Increase (%)	2023 Base Salary
John A. Scarlett, M.D.	$761,320	3.4%	$787,000
Andrew J. Grethlein, Ph.D.	$507,546	3.4%	$525,000
Michelle J. Robertson (as of September 23, 2023)	—	—	$525,000
Scott A. Samuels (as of August 1, 2023)	—	—	$525,000
New Hire Sign-On Bonuses
In certain circumstances, we provide cash sign-on bonuses to attract executive talent. We determine whether to provide a newly hired executive with a sign-on bonus on a case-by-case basis after taking into account the specific circumstances involving hiring the executive, such as compensating the executive for certain bonus payments that the executive may forfeit from a previous employer or creating an additional incentive for the executive to join us. Pursuant to each of Ms. Robertson’s and Mr. Samuels’ employment agreements, each received a sign-on bonus of $125,000 and $150,000, respectively, in connection with commencement of their employment, subject to repayment if they voluntarily leave the Company before the first anniversary of the commencement of their employment.
2023 Annual Performance-Based Bonuses
In keeping with our pay for performance philosophy, the annual performance-based bonus that can be earned by each Named Executive Officer is variable and at risk due to its dependency on the performance of the individual and the overall Company. Consistent with prior years, for 2023, other than Dr. Scarlett, each Named Executive Officer’s annual performance-based bonus was contingent on the following: 50% upon the level of achievement of our corporate goals, 30% upon the level of achievement of individual goals, and 20% upon individual support and manifestation of our corporate values. Consistent with prior years, Dr. Scarlett’s annual performance-based bonus was 100% contingent upon the level of achievement of our corporate goals.
At the beginning of each calendar year, the Chief Executive Officer develops, with input from our Named Executive Officers, our annual corporate goals, including recommended weightings for each goal. The weighting for each corporate goal depends on its importance and business value for Geron and our stockholders. In addition, each goal is established with criteria to measure target goal accomplishment (100%), as well as criteria to measure stretch goal accomplishment (up to an additional 50% in the aggregate in certain cases). The Chief Executive Officer submits the corporate goals and recommended weightings to the Compensation Committee and the Independent Board for their review and approval. The Compensation Committee and Independent Board review the corporate goals and weightings and modify them as they deem appropriate prior to approval.
During the first quarter of each year, the Compensation Committee assesses the extent to which each annual corporate goal for the preceding year has been attained, with the aggregate achievement defined as the corporate goal achievement factor. The Compensation Committee does not use a rigid formula to determine the corporate goal achievement factor, and to date, has not established a minimum threshold or maximum value that may be potentially realized for the corporate goal achievement factor. Also, the Compensation Committee can take into account additional achievements by the Company not originally set forth in the annual corporate goals. The corporate goal achievement factor can range from 0% to 150%. The Compensation Committee evaluates the corporate goal achievement factor and recommends the corporate goal achievement factor to the Independent Board, who has the final approval.
Geron Corporation	54	2024 Proxy Statement

2023 Corporate Goal Achievement Factor
The table below summarizes the corporate goals approved by the Independent Board for 2023, including assigned weightings, and the Compensation Committee’s and Independent Board’s assessments of the level of achievement of those goals. In furtherance of our commitment to extend and enhance the lives of patients by altering the underlying drivers of disease, our corporate goals in 2023 primarily focused on continuing to prepare for the potential commercial launch of imetelstat in the U.S., as well as exploring additional hematologic malignancies and combination regimens in an effort to maximize the clinical and commercial potential of the drug. Following are the primary areas covered by our 2023 corporate goals.
•
Submitting an NDA to the FDA for imetelstat for the treatment of transfusion-dependent anemia in adult patients with lower-risk MDS who have failed to respond or have lost response to or are ineligible for ESAs, and receiving acceptance of the filing for review from the FDA;

•	Attaining 180 open clinical sites for IMpactMF, the Phase 3 clinical trial of imetelstat in patients with relapsed/refractory MF;
•	Opening additional clinical sites for IMproveMF, a two-part Phase 1 clinical trial evaluating imetelstat in combination with ruxolitinib in patients with frontline MF;
•
Initiating a U.S. Expanded Access Program, or EAP, and achieving U.S. commercial team hiring goals to enable potential commercial launch of imetelstat in transfusion dependent lower-risk MDS in the U.S.;

•	Engaging with established biopharmaceutical companies to assess the imetelstat program for a potential business development transaction; and
•	Securing funding to support these goals.
In addition, stretch goals were included in the 2023 corporate goals to incentivize and motivate achievement of certain goals. Also for the 2023 fiscal year, the Compensation Committee and the Independent Board considered additional achievements by the Company that were not included in the annual corporate goals, but nonetheless were deemed important to our near- and long-term success. Recognition of stretch achievements and the additional 2023 achievements ties executive compensation to Company performance, consistent with our pay for performance compensation philosophy. Based on the achievements noted below, the Compensation Committee recommended and the Independent Board approved the overall 2023 corporate goal achievement factor to be 100.0%.
2023 Corporate Goals	Weighting	Highlights of Company Performance	Achieved?	Total
Submit U.S. imetelstat NDA and achieve acceptance of U.S. NDA; Submit EU MAA and achieve technical validation of EU MAA	22.5% 7.5%	• U.S. NDA submitted in June 2023 and accepted for review in August 2023 • EU MAA submitted and technical validation received in September 2023	Yes Yes	22.5% 7.5%
Open 180 sites for enrollment for IMpactMF and successfully implement enrollment boosting initiatives	15%	• Reached 180 sites opened for enrollment in December 2023 • Initiated recruitment vendor relationships and 26 site engagement visits completed through June 2023	Yes	15%
Open two additional sites for IMproveMF	2.5%	• Achieved	Yes	2.5%
Identify two or more lead compounds having desired efficacy and toxicity profiles for Next Generation TI Program	2.5%	• Identified one compound with desired efficacy and tox profile, tox study pending for 2nd compound with desired efficacy	Partially achieved	1.5%
Geron Corporation	55	2024 Proxy Statement

2023 Corporate Goals	Weighting	Highlights of Company Performance	Achieved?	Total
Initiate U.S. EAP	5%	• U.S. EAP opened in June 2023	Yes	5%
Complete U.S. commercial team hiring goals to achieve “U.S. launch-ready” status	15%	• Achieved	Yes	15%
Analyze, evaluate and recommend European commercialization strategy	10%	• Achieved	Yes	10%
Engage with biopharmaceutical companies to assess imetelstat program, achieve deal proposals for consideration, and commence definitive transaction negotiations	5.0%	• Discussed imetelstat program with multiple companies	Partially achieved	2.5%
Secure total new funding of ≥ $100M	10%	• Raised $213 million in net proceeds from a public offering in January 2023	Yes	10%
Maintain or exceed an average engagement score of 4.2 across the organization, as measured by our 2023 Engagement Survey	5%	• Achieved 4.0 engagement score	Yes	5%
Total 2023 Corporate Goals Achieved				96.5%
2023 Stretch Goals	Weighting	Highlights of Company Performance	Achieved?	Total
Achieve FDA breakthrough therapy designation and priority review	+10%	• Breakthrough therapy designation and priority review not received	No	0%
Enroll 10 patients in EAP program.	+5%	• Not achieved	No	0%
Achieve commercial sale of imetelstat in the U.S.	+10%	• Not achieved	No	0%
Complete a Board-approved business transaction	+25%	• Not achieved	No	0%
Total 2023 Stretch Goals Achieved				0%
2023 Additional Achievements	Weighting	Highlights of Company Performance	Achieved? (Yes/No)	Total
	N/A	• Out-performed financing expectations: raising $213M in net proceeds vs. $100M goal	Yes
	N/A	• Successfully responded to multiple clinical, CMC, and non-clinical information requests as part of the FDA review of the NDA	Yes
	N/A	• Prepared multiple clinical sites for FDA inspections, and oversaw three successful site inspections with no 483 observations	Yes
Geron Corporation	56	2024 Proxy Statement

2023 Additional Achievements	Weighting	Highlights of Company Performance	Achieved? (Yes/No)	Total
N/A
• Gained increased visibility of imetelstat in the medical community/market through publication of IMerge Phase 3 results in Lancet; gave oral presentations at ASCO, EHA and ASH, with Medical Affairs/booth presence; onboarded all critical Medical Affairs functions, including Field Medical Liaisons and Head of Medical Information
Yes
	N/A	• In addition to opening 180 sites in IMpactMF Phase 3 study, achieved 50% enrollment in IMpactMF	Yes
Total 2023 Additional Achievements:				3.5%(1)
Total Corporate Goal Achievement Factor		Potential: Up to 150%	Actual: 100%
(1)	Aggregate total for all 2023 Additional Achievements.
As summarized above, the Compensation Committee reviewed and recommended to the Independent Board, and the Independent Board determined, that the Company achieved 96.5% of the annual corporate goals and 3.5% for the 2023 additional achievements, for a total aggregate corporate goal achievement of 100%.
Following are the annual performance-based bonus targets and weighting percentages for each of the factors used to calculate the 2023 annual performance-based bonus for each of our Named Executive Officers, as well as the 2023 actual bonus percentage awarded. In the case of Ms. Robertson and Mr. Samuels, 2023 annual performance-based bonuses paid were prorated in accordance with the period of time that they were employed by the Company during 2023
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	= (A*B*C) + (A*D*E) + (A*F*G) Annual Incentive Bonus Awarded as a % of Salary
Named Executive Officer	Annual Incentive Bonus Target as a % of Salary	Corporate Goal Achievement Weighting	2023 Corporate Goal Achievement Factor	Individual Performance Weighting	2023 Individual Performance Factor	Corporate Values Weighting	2023 Corporate Values Performance Factor
John A. Scarlett, M.D.	65%	100%	100%	N/A	N/A	N/A	N/A	47.7%
Andrew J. Grethlein, Ph.D.	50%	50%	100%	30%	1.3	20%	1.0	54.5%
Michelle J. Robertson	45%	50%	100%	30%	1.25	20%	1.0	48.375%
Scott A. Samuels	45%	50%	100%	30%	1.2	20%	1.0	47.7%
Consistent with prior years, Dr. Scarlett’s 2023 annual performance-based bonus was tied 100% to the corporate goal achievement factor. Accordingly, with the Independent Board approval of the corporate goal achievement factor of 100% and Dr. Scarlett’s direct responsibility and contributions for the achievement of such goals, the Compensation Committee recommended, and the Independent Board approved, that Dr. Scarlett receive 100% of his 2023 target annual performance-based bonus.
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Dr. Grethlein was awarded an individual performance factor of 1.3 and a corporate values performance factor of 1.0 based on the achievements and contributions made by Dr. Grethlein during 2023, including, in particular, that Dr. Grethlein:
•
served a key leadership role in a broad range of functional areas, including regulatory, manufacturing and quality, information technology throughout 2023, safety/pharmacovigilance, project management, clinical operations, and human resources;

•
maintained responsibility and accountability for key interactions with regulatory authorities, including timely and effective responses to FDA information requests; preparation and strategy for the FDA’s Oncologic Drugs Advisory Committee meeting; and responses to manufacturing and quality matters; and

•	maintained responsibility and accountability for manufacturing and quality operations and strategy, including implementation of alternative supply strategies.
Ms. Robertson was awarded an individual performance factor of 1.25 and a corporate values performance factor of 1.0 based on the achievements and contributions made by Ms. Robertson during 2023, including, in particular, that Ms. Robertson:
•	served a key leadership role in a broad range of functional areas, including finance, accounting, financial planning and analysis, and procurement;
•	upon joining in September 2023, conducted an assessment of the finance organization, resulting in a reorganized finance and accounting bench with deepened experience;
•	updated the Company’s long-range strategic finance plan, identifying key costs and performing an updated cash runway assessment for the next 3 years;
•	negotiated an amendment of the Company’s term loan facility with Hercules Capital and Silicon Valley Bank, enabling the drawdown of an additional $30.0 million in the fourth quarter of 2023; and
•	began to assess future financing alternatives.
Mr. Samuels was awarded an individual performance factor of 1.20 and a corporate values performance factor of 1.0 based on the achievements and contributions made by Mr. Samuels during 2023, including, in particular, that Mr. Samuels:
•
revitalized the legal team, established a legal leadership team, and further strengthened the capabilities of the legal team, hiring a head of commercial legal and chief compliance officer and two additional commercial attorneys;

•	worked closely with the Chief Commercial Officer and commercial leadership team to put key policies and practices in place to prepare for the potential commercial launch of imetelstat;
•	assumed responsibility for planning, and along with the Chief Executive Officer and Chief Operating Officer, running meetings of the Executive Management Committee;
•	assumed responsibility for planning and organizing Board and Board committee meetings; and
•
worked closely with the Chief Executive Officer, Chief Operating Officer and other members of the Executive Management Committee on key strategic matters, including the NDA application and finance and business development activities.

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2023 Other Compensation
In accordance with his employment agreement, Dr. Scarlett is eligible to receive reimbursement for up to $4,000 per month in housing expenses and up to $20,000 for travel costs incurred over the course of the year, in connection with the commute from his personal residence in Texas to our headquarters in Foster City, California. These commuting expense benefits were negotiated with Dr. Scarlett at the time of his initial employment in 2011 and were deemed a reasonable expense and necessary inducement to his commencement of employment with us. Dr. Scarlett does not receive separate compensation for serving as a member of our Board.
Geron offers a comprehensive array of benefits to its employees, including our Named Executive Officers. These include:
•	comprehensive medical, dental, vision coverage and life and disability insurance;
•	a “cafeteria” plan administered pursuant to Section 125 of the Code, which includes Geron’s medical and dental insurance, medical reimbursement, and dependent care reimbursement plans;
•	monthly stipend to reimburse for expenses associated with remote working;
•	annual reimbursement allowance for health and wellness expenses;
•
a 401(k) plan, which is a retirement savings defined contribution plan established in accordance with Section 401(a) of the Code (in 2023, we provided a fully vested employer matching contribution in cash equal to 50% of each employee’s annual contributions, up to $10,000 per employee, or $13,000 for any employee eligible to make catch-up contributions to their Geron 401(k) account); and

•	an Employee Stock Purchase Plan, which is implemented and administered pursuant to Section 423 of the Code.
Executive officers pay for 20% of their health premium cost, which is deducted from their gross salary. Other employees pay either 10% or 15% of their health premium cost. We do not offer any defined benefit pension plans or health benefits during retirement.
2023 Stock Option Grants
Consistent with the objectives of our executive compensation program to link pay with performance, align the interests of stockholders and employees, and encourage employee ownership in Geron, the Compensation Committee (or the Independent Board with respect to our Chief Executive Officer, upon recommendation from the Compensation Committee) approved annual stock option grants in February 2023 to our Named Executive Officers who were employed at that time, as well as new hire stock option grants to Mr. Samuels and Ms. Robertson upon their commencement of employment in August and September 2023, respectively. The Compensation Committee (or the Independent Board with respect to our Chief Executive Officer, upon recommendation from the Compensation Committee), in consultation with Aon, determines the size of any stock option grant to members of our executive management team, including our Named Executive Officers, according to each individual’s role in the Company. There is no set formula for the granting of stock options to employees, including our Named Executive Officers; however, the Compensation Committee references the grant ranges based on the market data provided by Aon for each position, as well as a Named Executive Officer’s recent performance history and his or her potential for future responsibility; criticality of the individual to the long-term success of the Company; internal pay equity amongst the Named Executive Officers; and the amount of actual versus theoretical equity value per year that has been derived to date by the individual.
The Compensation Committee (and the Independent Board with respect to the Chief Executive Officer, upon recommendation from the Compensation Committee) also determined that the equity awards granted to our Named Executive Officers in 2023 should continue to consist only of stock options, rather than restricted stock awards or other full value awards, because stock options deliver future value only if the price per share of our Common Stock increases above the exercise price, thus aligning the interests of our Named Executive Officers and stockholders for the long-term success of Geron. In accordance with Geron’s equity grant
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practices, the exercise price for the stock option grants was equal to the closing price of our Common Stock reported by the Nasdaq Global Select Market on the date of grant and the vesting schedule is monthly over four years from the date of grant, provided the Named Executive Officer continues to provide services to Geron, with new hire stock options subject to six-month cliff vesting.
Our Named Executive Officers received the following stock option grants in 2023. For additional information on each grant, see the “Outstanding Equity Awards at Fiscal Year-End” table.
Named Executive Officer	Annual Time-Based Stock Option Grant (# of shares)	New Hire Time-Based Stock Option Grant (# of shares)	New Hire Performance-Based Stock Option Grant (# of shares)
John A. Scarlett, M.D.	1,750,000	—	—
Andrew J. Grethlein, Ph.D.	780,000	—	—
Michelle J. Robertson	N/A	1,350,000	250,000
Scott A. Samuels	N/A	1,350,000	250,000
Employment Agreements with Named Executive Officers
We have entered into written employment agreements with each member of our executive management team, including our Named Executive Officers, that set forth the terms of their employment, including initial base salaries, and eligibility to participate in the Company’s annual performance-based bonus program. In addition, each employment agreement includes restrictive covenants, such as non-compete and non-solicitation provisions in accordance with applicable laws, that would apply in the event of termination, which our Board believes helps protect the value invested by the Company in its personnel and operations. Each member of our executive management team, including our Named Executive Officers, is employed “at will.”
Employment Agreement with Dr. Scarlett
We entered into an employment agreement with Dr. Scarlett dated September 29, 2011, in connection with the commencement of his employment with us. Dr. Scarlett’s employment agreement originally provided him with an initial annual base salary of $550,000, subject to increase, and an annual performance-based bonus targeted at 60% of his annual base salary. On February 11, 2014, we amended Dr. Scarlett’s employment agreement to provide for an annual base salary of $586,500, subject to increase, and to include a clawback provision. For current salary and bonus information, please see the sub-section entitled “Summary Compensation Table” for more information. On January 31, 2018, we further amended Dr. Scarlett’s employment agreement to increase the reimbursement for housing expenses to not more than $4,000 per month. See the sub-section entitled “2022 Other Compensation” for more information on the reimbursement arrangements we provide to Dr. Scarlett for housing expenses and travel costs. On January 31, 2019, we amended and restated Dr. Scarlett’s employment agreement to (a) consolidate all of the previous amendments; (b) provide for an annual base salary of $690,000, subject to increase; and (c) clarify that in the event of a covered termination or change in control transaction, Dr. Scarlett will receive the greater of the severance benefits set forth in his employment agreement or the severance benefits provided for in the Company’s Amended Severance Plan (without duplication), as defined below. See the sub-section entitled “Severance and Change in Control Benefits” for further information.
Employment Agreement with Dr. Grethlein
We entered into an employment agreement with Dr. Grethlein effective September 17, 2012, in connection with commencement of his employment with us, that provided an annual base salary of $355,000 and an annual performance-based bonus targeted at 45% of his annual base salary. On February 11, 2014, we amended Dr. Grethlein’s employment agreement to provide for an annual base
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salary of $379,000, subject to increase, and to include a clawback provision. On January 31, 2019, we amended and restated Dr. Grethlein’s employment agreement to (a) consolidate all of the previous amendments; (b) incorporate his new title of Chief Operating Officer; (c) provide for an annual base salary of $460,000, subject to increase; and (d) clarify that in the event of a covered termination or change in control transaction, Dr. Grethlein will receive the greater of the severance benefits set forth in his employment agreement or the severance benefits provided for in the Company’s Amended Severance Plan (without duplication), as defined below. See the sub-section entitled “Severance and Change in Control Benefits” for further information. Dr. Grethlein’s base salary and performance-bonus target have been adjusted from time to time outside of his employment agreement.
Employment Agreement with Ms. Robertson
We entered into an employment agreement with Ms. Robertson effective September 25, 2023, in connection with her appointment as our Executive Vice President, Finance, Chief Financial Officer and Treasurer, that provided an initial annual base salary of $525,000 and an annual performance-based bonus targeted at 45% of her annual base salary, as well as a cash sign-on bonus of $125,000. The sign-on bonus is subject to repayment if Ms. Robertson voluntarily leaves the Company before September 25, 2024. In addition, Ms. Robertson received a time-based stock option to purchase 1,350,000 shares of Company common stock and a performance-based stock option to purchase 250,000 shares of Company common stock. Ms. Robertson’s employment agreement provides that in the event of a covered termination or change in control transaction, Ms. Robertson will receive the greater of the severance benefits set forth in her employment agreement or the severance benefits provided for in the Company’s Amended Severance Plan (without duplication), as defined below. See the sub-section entitled “Severance and Change in Control Benefits” for further information.
Employment Agreement with Mr. Samuels
We entered into an employment agreement with Mr. Samuels dated August 1, 2023, in connection with his appointment as our Executive Vice President, Chief Legal Officer, and Secretary, that provided an initial annual base salary of $525,000 and an annual performance-based bonus targeted at 45% of his annual base salary, as well as a cash sign-on bonus of $150,000. The sign-on bonus is subject to repayment if Mr. Samuels voluntarily leaves the Company before the one-year anniversary of his first day of employment. In addition, Mr. Samuels received a time-based stock option to purchase 1,350,000 shares of Company common stock and a performance-based stock option to purchase 250,000 shares of Company common stock. Mr. Samuels’ employment agreement provides that in the event of a covered termination or change in control transaction, Mr. Samuels will receive the greater of the severance benefits set forth in his employment agreement or the severance benefits provided for in the Company’s Amended Severance Plan (without duplication), as defined below. See the sub-section entitled “Severance and Change in Control Benefits” for further information.
Severance and Change in Control Benefits
Our executive management team, including our Named Executive Officers, is entitled to certain severance and change in control benefits under the terms of their employment agreements, our Amended Severance Plan, as defined below, and our equity plans. Given the nature of the life sciences industry and the range of strategic initiatives we may explore, the Compensation Committee believes that these severance and change in control provisions are essential elements of our executive compensation program and assist us in recruiting, retaining and developing key management talent in the competitive San Francisco Bay Area and northern New Jersey employment markets. Our change in control benefits are intended to allow employees, including our Named Executive Officers, to focus their attention on the business operations of the Company in the face of the potentially disruptive impact of a rumored or actual change in control transaction, to assess takeover bids objectively without regard to the potential impact on their own job security and to allow for a smooth transition in the event of a change in control of the Company. In addition, our severance benefits provide reasonable protection to our executive management team, including our Named Executive Officers, in the event that they are not retained in circumstances other than termination for cause. We do not provide for any excise tax gross-ups in the Amended Severance Plan or in any individual employment agreement with any member of our executive management team, including our Named Executive Officers.
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Employment Agreements
Our executive management team, including our Named Executive Officers, is entitled to certain severance benefits payable in connection with a Covered Termination (as defined below) under their employment agreements. Pursuant to these employment agreements, in the event of a Covered Termination and subject to a release of claims against Geron, each Named Executive Officer will be entitled to (i) a lump-sum severance payment equal to 12 months (24 months, with respect to Dr. Scarlett) of his or her base salary in effect as of such termination, (ii) a lump-sum payment equal to the pro-rated portion of any target annual performance-based bonus (except for Dr. Scarlett, who will receive a lump-sum equal to any annual bonus for any fiscal year that ends on or before the termination date that he would have received had he remained employed through the payment date), and (iii) continued COBRA coverage for a period of one year following a Covered Termination. In addition, the vested portion of any stock options, or other exercisable equity award in Geron, will remain exercisable until the earlier of the second anniversary of the date of termination and the original expiration date of such award.
Our Named Executive Officers will receive the greater of the severance benefits set forth in their employment agreement or the severance benefits provided for in the Company’s Amended Severance Plan (without duplication).
For the purposes of our Named Executive Officers’ employment agreements, the following definitions apply:
•
“Covered Termination” generally means an Involuntary Termination Without Cause that occurs at any time, provided that such termination constitutes a “separation from service” within the meaning of Section 409A of the Code.

•
“Involuntary Termination Without Cause” generally means an executive officer’s dismissal or discharge other than: a) for Cause or b) following an involuntary or voluntary filing of bankruptcy, an assignment for the benefit of creditors, a liquidation of our assets in a formal proceeding or otherwise or any other event of insolvency by Geron, in any case, without an offer of comparable employment by Geron or a successor, acquirer, or affiliate of Geron.

•	“Cause” generally means the executive officer’s:
(i)	willful act or omission constituting dishonesty, fraud or other malfeasance against the Company;
(ii)	conviction of a felony;
(iii)
debarment by the FDA from working in or providing services to any pharmaceutical or biotechnology company or other ineligibility under any law or regulation to perform the employee’s duties to the Company; or

(iv)	breach of any material Company policies.
Amended Severance Plan
In September 2002, the Board approved a Severance Plan that became effective on January 21, 2003 and was subsequently amended and restated in May 2013, January 2019 and January 2022 (collectively referred to herein as the “Amended Severance Plan”). The Amended Severance Plan applies to (i) eligible employees of the Company who were hired by the Company on or before December 31, 2021 and (ii) certain designated key employees of the Company, including our Named Executive Officers, who are not subject to a performance improvement plan. The Board also approved a new severance plan, referred to herein as the “2022 Severance Plan,” effective January 1, 2022, which applies to employees hired by the Company on or after January 1, 2022 at the Vice President level or below, who are not subject to a performance improvement plan. As such, our executive management team, including our Named Executive Officers, does not have any benefits under the 2022 Severance Plan.
Our Named Executive Officers will receive the greater of the severance benefits set forth in their employment agreement or the severance benefits provided for in the Company’s Amended Severance Plan (without duplication).
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The Amended Severance Plan provides for cash severance benefits to be paid to employees, including our Named Executive Officers, under a “double trigger” situation, defined below as a Change in Control Triggering Event. Under this double trigger requirement, severance benefits are paid only upon the occurrence of a Change in Control and a termination of employment, with such termination being either by the Company or because the employee resigns due to a material change in their employment terms. The Board believes that a double trigger requirement is industry standard and provides appropriate protection for our employees, including our Named Executive Officers, from post-Change in Control events that are not related to the employee’s performance, encourages employees to stay throughout a transition period in the event of a Change in Control and does not provide for benefits for an employee who remains with the surviving company in a comparable position. Under the Amended Severance Plan, the following definitions apply:
•
“Change in Control Triggering Event” is defined as a termination without Cause in connection with a Change in Control (which has the same definition as under the 2018 Plan) or within 12 months following a Change in Control. Additionally, if an individual is terminated by the Company in connection with a Change in Control but immediately accepts employment with the Company’s successor or acquirer, they will not be deemed to have had a Change in Control Triggering Event unless:

(i)	such individual is subsequently terminated without Cause by the successor or acquirer within the 12 months following the Change in Control;
(ii)
such individual resigns employment with the Company because in connection with a Change in Control they are offered terms of employment (new or continuing) by the Company or the Company’s successor or acquirer within 30 days after the Change in Control that results in a material change in the terms of employment; or

(iii)
after accepting (or continuing) employment with the Company or the Company’s successor or acquirer after a Change in Control, such individual resigns employment within 12 months following the Change in Control due to a material change in terms of employment as defined below.

•
“Cause” generally means an employee’s continued failure to satisfactorily perform duties, willful act or omission constituting dishonesty, fraud or other malfeasance against the Company, conviction of a felony, debarment by the FDA from working in or providing services to any pharmaceutical or biotechnology company or other ineligibility under any law or regulation to perform the employee’s duties to the Company, or breach of any material Company policies.

•	“Material change in terms of employment” shall occur if one of the following events occurs without the employee’s consent:
(i)	base salary is materially reduced from that in effect immediately prior to the Change in Control;
(ii)	if at the time of the Change in Control they are employed at the director level or above, they are subject to a material reduction in their duties (including responsibilities and/or authority);
(iii)
their principal work location is to be moved to a location that is either more than 45 miles from their principal work location immediately prior to the Change in Control or more than 30 miles farther from their principal weekday residence than was their principal work location immediately prior to the Change in Control; or

(iv)	the Company or the Company’s successor or acquirer materially breaches the terms of any employment or similar service agreement with the employee.
Additionally, in order for the resignation to be deemed due to a material change in terms of their employment, the employee must provide written notice to the Company’s Chief Legal Officer within 30 days after the first occurrence of the event giving rise to a material change in their terms of employment setting forth the basis for their resignation, allow the Company at least 30 days from receipt of such written notice to cure such event, and if such event is not reasonably cured within such period, the employee’s resignation from all positions they then hold with the Company is effective not later than 90 days after the expiration of the cure period.
Upon a Change in Control Triggering Event, each of our Named Executive Officers is entitled to: (i) a severance payment equal to 15 months (18 months, with respect to Dr. Scarlett) of his or her base salary then in effect as of such Change in Control Triggering Event; (ii) payment of his or her target annual bonus, at the target bonus percentage in effect immediately prior to his or her separation from
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service, prorated for the length of service provided in the termination year; and (iii) payment of COBRA premiums for up to 15 months (18 months, with respect to Dr. Scarlett). These benefits are consistent with severance plans offered at companies similar in size in our industry and competitive market environment. Payment of any severance benefits under the Amended Severance Plan is conditioned on the timely provision of an effective release of claims against Geron. If a Named Executive Officer is entitled to severance benefits upon a termination of employment under both the Amended Severance Plan and an employment agreement, the Named Executive Officer will receive the greater of such severance benefits (without duplication). The benefits provided under the Amended Severance Plan are not intended to be duplicative of those provided in any employment agreement.
Equity Plans
As set forth in each individual stock option agreement (for both time-based and performance-based options) under the 2018 Plan and the Inducement Plan, in the event of a Change in Control of Geron (defined below), the vesting of each outstanding stock option held by all employees and non-employee directors will accelerate so that each stock option shall become fully exercisable for all of the outstanding shares subject to such stock option immediately prior to the consummation of such transaction and each other type of award shall be fully vested with all forfeiture restrictions on any or all of such awards to lapse. For purposes of the 2018 Plan and Inducement Plan, a “Change in Control” generally means and includes each of the following:
a)
as a result of any merger or consolidation, the voting securities of Geron outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 49% of the combined voting power of the voting securities of Geron or such surviving or acquiring entity outstanding immediately after such merger or consolidation; during any period of 24 consecutive calendar months, the individuals who at the beginning of such period constitute the board of directors, and any new directors whose election by such board of directors or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such board of directors who were either directors on such board of directors at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof;

b)	any individual, entity or group becomes the beneficial owner of more than 20% of the then outstanding shares of our Common Stock;
c)	any sale of all or substantially all of the assets of Geron; or
d)	the complete liquidation or dissolution of Geron.
In the event an employee or non-employee director experiences a termination of service as a result of the employee’s or non-employee director’s total and permanent disability (as defined in Section 22(e)(3) of the Code) or death, the 2018 Plan and Inducement Plan provides through each respective plan or the individual stock option agreement, that the portion of each outstanding stock option with time-based vesting held by such employee or non-employee director that would have vested during the 36 months after the date of termination of service will automatically vest. The stock options that were already vested upon the date of termination and those that automatically vested in connection with an employee’s total and permanent disability or death will remain exercisable until the earlier of the second anniversary of the date of termination and the original expiration date of such stock option. For a non-employee director, the post-termination exercise period is the earlier of the third anniversary of the date of termination and the original expiration date of such stock option.
In the event an employee experiences a termination of service as a result of the employee’s total and permanent disability (as defined in Section 22(e)(3) of the Code) or death, the individual stock option agreement for stock options with performance-based vesting permits the unvested portion of such stock option to continue to be eligible to vest and become exercisable upon the achievement of the performance goal set forth in the stock option grant notice to the extent such performance goal has not already been achieved as of the date of the employee’s total and permanent disability or death, if and only if the performance goal occurs within the 36 months following the date of the employee’s total and permanent disability or death, however, not beyond the original term of the stock option.
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Pay Versus Performance Table
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For information on our executive compensation program and the Compensation Committee’s approach, refer to the above Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table.
Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(6)	Net Income (Loss) (In Thousands)(7)
2023	$4,950,424	$4,472,564	$2,845,527	$2,349,061	$132.70	($184,127)
2022	$2,997,203	$5,898,457	$1,361,162	$2,480,002	$152.20	($141,901)
2021	$2,056,987	$1,340,341	$1,155,449	$832,837	$76.73	($116,112)
(1)	For each of the years presented in the above table John Scarlett was our Principal Executive Officer (“PEO”) and our Non-PEO Named Executive Officers (“Non-PEO NEOs”) were as follows:
•	2023: Andrew Grethlein, Scott Samuels, and Michelle Robertson
•	2022: Olivia Bloom and Andrew Grethlein
•	2021: Olivia Bloom, Andrew Grethlein, Aleksandra Rizo, Anil Kapur, and Melissa Kelly Behrs
(2)
See the Summary Compensation Table above for detail on the Summary Compensation Table total compensation for our PEO for each fiscal year covered in the table. The average compensation for the Non-PEO NEOs for 2023 was calculated using the Summary Compensation Table above. The average compensation for the Non-PEO NEOs for 2022 and 2021 was calculated using the Summary Compensation Table as disclosed in our proxy statement filed with the Securities and Exchange Commission in calendar years 2022 and 2021.

(3)
For purposes of this table, the compensation actually paid (“Compensation Actually Paid”, or “CAP”) has been computed in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not reflect the actual amount of compensation earned by or paid to the NEOs during the applicable year. These amounts reflect total compensation as reflected in the above Summary Compensation Table for the applicable year less the grant date fair values of stock option awards included in the “Option Awards” column of the Summary Compensation Table for the Named Executive Officer for the applicable year, and adjusted as follows for each stock option award granted to each Named Executive Officer. The total CAP calculation for our PEO was as follows:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Reported Change in the Actuarial Present Value of Pension Benefits	Pension Benefit Adjustments	Compensation Actually Paid to PEO
2023	$4,950,424	($3,563,000)	$3,085,140	$—	$—	$4,472,564
2022	$2,997,203	($1,468,740)	$4,369,994	$—	$—	$5,898,457
2021	$2,056,987	($796,740)	$80,094	$—	$—	$1,340,341
(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year, as there were no stock awards issued or reported.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the

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dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:
Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2023	$2,013,959	($523,269)	$613,593	$980,857	$—	$—	$3,085,140
2022	$3,124,188	$381,355	$629,125	$235,326	$—	$—	$4,369,994
2021	$327,750	($267,010)	$110,000	($90,646)	$—	$—	$80,094
In the table above, the unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the year.
(4)
The dollar amounts reported in this column represent the average of the amounts reported for the Company’s Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year.

(5)
The dollar amounts reported in this column represent the average amount of Compensation Actually Paid to our Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable year. The following adjustments were made to average total compensation for the Non-PEO NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Reported Change in Actuarial Present Value of Pension Benefits	Pension Benefits Adjustments	Average Compensation Actually Paid to Non-PEO NEOs
2023	$2,845,527	$(2,280,040)	$1,783,574	$—	$—	$2,349,061
2022	$1,361,162	$(524,550)	$1,643,390	$—	$—	$2,480,002
2021	$1,155,449	$(398,370)	$75,758	$—	$—	$832,837
(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:
Year	Average Year End Fair Value of Equity Awards	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of the Equity Awards Granted and Vested in the Year	Average Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Average Total Equity Award Adjustments
2023	$1,610,779	($64,149)	$91,163	$145,781	$—	$—	$1,783,574
2022	$1,145,938	$185,608	$224,688	$87,156	$—	$—	$1,643,390
2021	$163,875	($115,972)	$55,000	$(27,145)	$—	$—	$75,758
In the table above, the unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the year.
(6)
Total Shareholder Return represents the return on a fixed investment of $100 in Geron common stock for the period beginning on the last trading day of 2020 through the last trading day of the applicable fiscal year.

(7)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.
Geron Corporation	66	2024 Proxy Statement

Analysis of the Information Presented in the Pay versus Performance Table
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.
Compensation Actually Paid (CAP) vs. Geron 3-year Cumulative Total Shareholder Return (TSR)
The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Geron Corporation	67	2024 Proxy Statement

Compensation Actually Paid and Net Income (Loss)
The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s net income (loss) over the three most recently completed fiscal years.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.
Geron Corporation	68	2024 Proxy Statement

Proposal Three
Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee of the Board has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Ernst & Young LLP has served as our independent registered public accounting firm since 1992.
Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.
We have been informed by Ernst & Young LLP that, to the best of their knowledge, neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in Geron or our affiliates.
Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Geron and our stockholders.
Vote Required
Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the voting power present in person or represented by proxy at the virtual Annual Meeting. Abstentions will have the same effect as a vote against this proposal. Since we have been advised by the NYSE that this proposal is considered “routine” under NYSE rules, we do not expect broker non-votes to exist in connection with this proposal.
VOTE
The Board of Directors unanimously recommends that stockholders vote FOR Proposal 3
Geron Corporation	69	2024 Proxy Statement

Principal Accountant Fees and Services
The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent registered public accounting firm. Under the Audit Committee’s charter, all services of the independent registered public accounting firm must be approved in advance by the Audit Committee. Management recommendations will be considered in connection with such engagements, but management has no authority to approve engagements. For each quarterly Audit Committee meeting, management prepares a schedule of all fees paid to Ernst & Young LLP during the previous quarter and estimated fees for projects contemplated in the following quarter. The Chairperson of the Audit Committee must be notified at any time the fees for a specific project exceed 20% of the approved budget for authorization to continue the project.
Audit Fees and All Other Fees
The Audit Committee approved all services provided by Ernst & Young LLP in 2023 and 2022. The total fees paid to Ernst & Young LLP for the last two fiscal years are as follows:
	Fiscal Year Ended December 31, 2023(3)	Fiscal Year Ended December 31, 2022(2)
Audit Fees(1)	$1,540,813	$950,475
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$1,540,813	$950,475
(1)
Audit Fees in 2023 and 2022 include the audit of annual consolidated financial statements included in our Annual Reports on Forms 10-K, reviews of quarterly consolidated financial statements included in our Quarterly Reports on Forms 10-Q, consultations on matters addressed during the audit or quarterly reviews, and services provided in connection with SEC filings, including consents and comment and comfort letters.

(2)
Audit-related fees relate to fees billed for professional services provided in connection with assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported under Audit Fees.

(3)	Consists of fees billed for professional services for tax compliance, tax advice and tax planning.
(4)	This category consists of fees for all other services that are not reported above.
Geron Corporation	70	2024 Proxy Statement

Audit Committee Report
The Audit Committee of Geron Corporation’s Board of Directors currently is comprised of three independent directors. The Audit Committee operates pursuant to a written charter that was last amended and restated by the Board in February 2022. A copy of the Audit Committee’s amended and restated charter is available on our website at https://ir.geron.com/investors/corporate-governance/.
In 2024, the members of the Audit Committee were Ms. O’Farrell (Chairperson), Ms. Eastham (until her resignation at the expiration of her term on May 31, 2023), Dr. Lawlis and Mr. McDonald, who was appointed to the Audit Committee in November 2022. The Board has determined that all members of the Audit Committee are financially literate as required by Nasdaq. The Board has also determined that Ms. Eastham was, and Ms. O’Farrell is, each an audit committee financial expert as defined by Nasdaq.
The function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities regarding:
(i)	the quality and integrity of our consolidated financial statements,
(ii)	our compliance with legal and regulatory requirements,
(iii)	the qualifications and independence of the independent registered public accounting firm serving as our auditors, and
(iv)	the performance of the independent registered public accounting firm.
Management is responsible for Geron’s internal controls and financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of Geron’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. In this context, the Audit Committee hereby reports as follows:
(1)
The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2023 with management and the independent registered public accounting firm serving as the Company’s independent auditors.

(2)	The Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;
(3)
The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor’s independence.

(4)	The Audit Committee has considered whether the independent auditor’s provision of non-audit services to the Company is compatible with maintaining the independent auditor’s independence.
Geron Corporation	71	2024 Proxy Statement

Based on the review and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Geron’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
Submitted on March 27, 2024 by the members of the Audit Committee of the Board of Directors.
V. Bryan Lawlis, Ph.D.
John F. McDonald
Elizabeth G. O’Farrell (Chairperson)
This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Geron Corporation	72	2024 Proxy Statement

Equity Compensation Plan Information
The following table summarizes information with respect to equity awards under Geron’s equity compensation plans at December 31, 2023:
	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
Equity Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	52,294,554(2)	$2.21	47,000,412(3)(4)
Equity compensation plans not approved by security holders	20,689,797(5)	$2.01	12,496,096(6)
Total	72,984,351	$2.16	59,496,508
(1)
The table does not include information regarding the Geron 401(k) Plan. Under the Geron 401(k) Plan, all participating employees may contribute up to the annual Internal Revenue Service contribution limit. The Geron 401(k) Plan permits us to make matching contributions on behalf of plan participants, which matching contributions can be made in Common Stock that vests ratably over four years for each year of service completed by the employee, commencing from the date of hire, until it is fully vested when the employee has completed four years of service. As of December 31, 2023, there were approximately 348,050 shares of Common Stock held in this plan.

(2)
Consists of 12,185,988 shares of Common Stock to be issued upon exercise of outstanding options under the 2011 Plan, and 40,108,566 shares of Common Stock to be issued upon exercise of outstanding options under the 2018 Plan.

(3)	Consists of 745,838 shares of Common Stock available for issuance under the 2014 Employee Stock Purchase Plan, and 46,254,574 shares of Common Stock available for issuance under the 2018 Plan.
(4)
Shares reserved under the 2018 Plan can also be adjusted if (i) any shares of Common Stock subject to a stock award because the stock award expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash, (ii) any shares of Common Stock issued pursuant to a stock award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) with respect to a Full Value Award, any shares of Common Stock are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with the award, then such shares will again become available for issuance under the 2018 Plan (collectively, the “2018 Plan Returning Shares”). For each 2018 Plan Returning Share subject to a Full Value Award, or Prior Plans’ Returning Share subject to a stock award other than a Prior Plans’ Appreciation Award, the number of shares of Common Stock available for issuance under the 2018 Plan will increase by 2.0 shares.

(5)	Consists of 20,689,797 shares of Common Stock to be issued upon exercise of outstanding options under the Inducement Plan.
(6)
Consists of 11,616,841 shares of Common Stock available for issuance under the Inducement Plan and 879,255 shares of Common Stock available for issuance under the Directors Market Value Plan. The Inducement Plan provides for the grant of equity awards to individuals who were not previously Geron employees or directors, other than following a bona fide period of non-employment. All equity awards under the Inducement Plan are intended to meet the standards of Rule 5635(c)(4) of the Nasdaq Listing rules. The terms and conditions of the Inducement Plan and the equity awards to be granted thereunder are substantially similar to the 2018 Plan. Under the Directors Market Value Plan, to the extent permitted by the Director Compensation Policy, the cash compensation payable to a non-employee director who has properly elected to receive such cash compensation instead in the form of shares of Common Stock will be used to purchase shares of Common Stock from Geron under the Directors Market Value Plan on the date that such cash compensation is payable to the non-employee director under the Director Compensation Policy. On such date, we apply the amount of such cash compensation to the purchase of shares of Common Stock, subject to the limitations and other terms of the Directors Market Value Plan. The purchase price of each share of Common Stock acquired pursuant to the Directors Market Value Plan is equal to the “market value” on the purchase date (which generally means the consolidated closing bid price per share of Common Stock as reported by Nasdaq on the purchase date). The Directors Market Value Plan is intended to qualify for the limited exemption from stockholder approval pursuant to the Nasdaq Listing Rule 5635(c)(2), as a plan that merely provides a convenient way to purchase shares from the Company at market value.

Geron Corporation	73	2024 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth the amount and percentage of the outstanding shares of Common Stock, which, according to the information supplied to us, are beneficially owned by: (i) each person, or group of affiliated persons, who is known by us to be a beneficial owner of more than 5% of our outstanding Common Stock, (ii) each of our directors and nominees for director, (iii) each of our Named Executive Officers and (iv) all current directors and executive officers as a group. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404. Except for the information based on Schedule 13G/A, as indicated in the footnotes below, beneficial ownership is stated as of March 1, 2024.
	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Directors/Nominees and Named Executive Officers:
John A. Scarlett, M.D.(2)	7,805,667	1.4%
Andrew J. Grethlein, Ph.D.(3)	2,230,046	*
Michelle J. Robertson(4)	232,292	*
Scott A. Samuels(5)	260,417	*
Gaurav Aggarwal, M.D.(6)	1,970	*
John F. McDonald(7)	66,667	*
Dawn C. Bir(8)	481,000	*
V. Bryan Lawlis, Ph.D.(9)	601,000	*
Elizabeth G. O’Farrell(10)	514,627	*
Susan M. Molineaux, Ph.D.(11)	731,527	*
Robert J. Spiegel, M.D., FACP(12)	730,040	*
All directors and executive officers as a group (13 persons)(13)	16,584,185	3.0%
5% Beneficial Holders:
RA Capital Management, L.P.(14)	54,557,776	9.99%
200 Berkeley Street, 18th Floor, Boston, MA 02116
BlackRock, Inc.(15)	42,172,679	7.7%
55 East 52nd Street, New York, NY 10055
Geron Corporation	74	2024 Proxy Statement

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Deep Track Capital, L.P.(16)	29,583,449	5.4%
200 Greenwich Ave, 3rd Floor, Greenwich, CT 06830
The Vanguard Group(17)	28,564,574	5.2%
200 Berkeley Street, 18th Floor, Boston, MA 02116
*	Represents beneficial ownership of less than 1% of the outstanding Common Stock as of March 1, 2024.
(1)
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock exercisable pursuant to the exercise of options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 1, 2024 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. Applicable percentages are based on 546,123,892 shares outstanding on March 1, 2024, adjusted as required by rules promulgated by the SEC. The shares outstanding on March 1, 2024 do not include any pre-funded warrants that may be held by the beneficial owners listed above. The persons named in this table, to the best of our knowledge, have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2)
Consists of 125,000 shares held by John A. Scarlett III 1999 Trust and 7,680,667 shares issuable upon the exercise of outstanding options held by Dr. Scarlett exercisable within 60 days of March 1, 2024.

(3)	Consists of 2,267 shares held directly by Andrew J. Grethlein and 2,227,779 shares issuable upon the exercise of outstanding options held by Dr. Grethlein exercisable within 60 days of March 1, 2024.
(4)	Consists of 232,292 shares issuable upon the exercise of outstanding options held by Ms. Robertson exercisable within 60 days of March 1, 2024.
(5)	Consists of 260,417 shares issuable upon the exercise of outstanding options held by Mr. Samuels exercisable within 60 days of March 1, 2024.
(6)
Dr. Aggarwal was appointed to the Board in November 2023. In accordance with the Director Compensation Policy, Dr. Aggarwal was granted a stock option to purchase 1,970 shares of our Common Stock, which vests annually over three years upon each anniversary date of appointment to the Board. As a result, Dr. Aggarwal did not have any shares issuable upon the exercise of outstanding options exercisable within 60 days of March 1, 2024.

(7)	Consists of 66,667 shares issuable upon the exercise of outstanding options held by Mr. McDonald exercisable within 60 days of March 1, 2024.
(8)	Consists of 481,000 shares issuable upon the exercise of outstanding options held by Ms. Bir exercisable within 60 days of March 1, 2024.
(9)	Consists of 601,000 shares issuable upon the exercise of outstanding options held by Dr. Lawlis exercisable within 60 days of March 1, 2024.
(10)
Consists of 7,407 shares held directly by Ms. O’Farrell, 26,220 shares beneficially owned by Ms. O’Farrell’s spouse and 481,000 shares issuable upon the exercise of outstanding options held by Ms. O’Farrell exercisable within 60 days of March 1, 2024.

(11)	Consists of 130,527 shares held by the Molineaux Family Trust and 601,000 shares issuable upon the exercise of outstanding options held by Dr. Molineaux exercisable within 60 days of March 1, 2024.
(12)	Consists of 164,040 shares held directly by Robert J. Spiegel and 566,000 shares issuable upon exercise of outstanding options held by Dr. Spiegel exercisable within 60 days of March 1, 2024.
(13)	Consists of shares beneficially owned by all our current directors and executive officers as a group.
(14)
The indicated ownership is based solely on a Schedule 13G/A filed with the SEC on February 14, 2024 for RA Capital Management, L.P., Peter Kolchinsky, Rajeev Shah and RA Capital Healthcare Fund, L.P. (collectively, “RA Capital”). The Schedule 13G/A provides information only as of December 31, 2023, and consequently, the beneficial ownership of the above-mentioned reporting person may have changed since December 31, 2023. Beneficial ownership consists of (a) 46,202,425 shares and (b) 8,355,351 shares that may be acquired upon the exercise of pre-funded warrants, as limited by a provision which precludes the exercise of warrants to the extent that, following exercise, the reporting person, together with its affiliates and other attribution parties, would own more than 9.99% of the Common Stock outstanding. RA Capital Healthcare Fund GP, LLC is the general partner of the RA Capital Healthcare Fund, L.P. (the “Fund”). The ownership calculation does not include the full pre-funded warrants to purchase 51,430,477 shares of Common Stock held by the Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and may be deemed a beneficial owner of any Geron shares held by the Fund. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the above-mentioned shares. Because the Fund has divested voting and investment power over the securities it holds and may not revoke that delegation on less than 61 days’ notice, the Fund disclaims beneficial ownership of the securities it holds for purposes of Section 13(d) of the Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Act, of any Geron shares beneficially owned by RA Capital. Such persons and entities disclaim beneficial ownership of the shares listed herein, except to the extent of any pecuniary interest therein. RA Capital is the beneficial owner of 54,557,776 shares. The principal address of RA Capital is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston MA 02116.

(15)
The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc. (“BlackRock”) on January 26, 2024. The Schedule 13G/A provides information only as of December 31, 2023, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed since December 31, 2023. BlackRock has sole voting power with respect to 41,534,808 shares and sole dispositive power with respect to 42,172,679 shares. BlackRock is the beneficial owner of 42,172,679 shares. The principal address of Blackrock is 50 Hudson Yards, New York, NY 10001.

Geron Corporation	75	2024 Proxy Statement

(16)
The indicated ownership is based on a Schedule 13G/A filed with the SEC by Deep Track Capital, LP (“Deep Track”) on February 14, 2024. The Schedule 13G/A provides information only as of December 31, 2023, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed since December 31, 2023. Deep Track has reported shared voting power and shared dispositive power with respect to 29,583,449 shares. Deep Track is the beneficial owner of 29,583,449 shares. The principal address of Deep Track is 200 Greenwich Ave, 3rd floor, Greenwich, CT 06830.

(17)
The indicated ownership is based solely on a Schedule 13G filed with the SEC by The Vanguard Group (“Vanguard”) on February 13, 2024. The Schedule 13G provides information only as of December 31, 2023, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed since December 31, 2023. Vanguard has sole dispositive power with respect to 27,406,319 shares and shared dispositive power with respect to 1,158,255 shares. Vanguard is the beneficial owner of 28,564,574 shares. The principal address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

Geron Corporation	76	2024 Proxy Statement

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file.
Based solely on our review of electronic filings with the SEC of such reports and written representations from our executive officers and directors that no Form 5 is required, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2023, except one report covering one transaction filed late by each of John A. Scarlett, Andrew J. Grethlein, and Olivia K. Bloom, and one report covering an aggregate of two transactions filed late by Faye Feller.
Certain Transactions
Certain Transactions With or Involving Related Persons
Since January 1, 2022, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeded the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at December 31, 2022 and 2023 and in which any current director, executive officer, holder of more than 5% of our Common Stock, or any immediate family member of any of the foregoing persons, had or will have a direct or indirect material interest other than with respect to compensation arrangements described under the sections entitled “Executive Compensation”, “Summary Compensation Table”, “Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table” and “Compensation of Directors.”
Policies and Procedures
Our Audit Committee is responsible for reviewing and approving all related party transactions, which would include a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, not including transactions involving compensation for services provided to Geron as an employee, director, consultant or similar capacity by a related person. Related parties include any of our directors or members of our executive management team, certain of our stockholders and their immediate family members. This obligation is set forth in writing in the Audit Committee charter. A copy of the Audit Committee charter is available on our website at https://ir.geron.com/investors/corporate-governance/.
Geron Corporation	77	2024 Proxy Statement

Where a transaction has been identified as a related-person transaction, management would present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation would include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to Geron of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Audit Committee relies on information supplied by our management and directors. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to:
(i)	the risks, costs and benefits to Geron;
(ii)	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
(iii)	the terms of the transaction;
(iv)	the availability of other sources for comparable services or products; and
(v)	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a related-person transaction, the Audit Committee considers, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of Geron and our stockholders, as the Audit Committee determines in the good faith exercise of its discretion.
Geron Corporation	78	2024 Proxy Statement

Other Matters
Stockholder Nominations and Proposals for 2025 Annual Meeting
We expect to hold our annual meeting of stockholders in 2025 (the “2025 Annual Meeting”) in May 2025. All proposals or director nominations by stockholders intended to be presented at the 2025 Annual Meeting must be directed to the attention of our Corporate Secretary, at the address set forth on the first page of this Proxy Statement.
Our stockholders may submit proposals on matters appropriate for stockholder action at annual stockholder meetings in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the 1934 Act. For such proposals to be included in our proxy materials relating to the 2025 Annual Meeting, all applicable requirements of Rule 14a-8 must be satisfied and your proposal must be submitted in writing by November 27, 2024 to our Corporate Secretary at Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California, 94404. However, if our 2024 Annual Meeting is not held between April 9, 2025 and June 8, 2025, then the deadline will be a reasonable time prior to the time that we begin to print and mail our proxy materials.
Pursuant to our bylaws, if you wish to submit a proposal or nominate a director at the 2025 Annual Meeting, but you are not requesting that your proposal or nomination be included in the proxy statement for the 2025 Annual Meeting pursuant to Rule 14a-8 of the 1934 Act, your proposal or nomination must be received by our Corporate Secretary, in writing, at Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California, 94404 not earlier than the close of business on January 7, 2025 and not later than the close of business on February 6, 2025. However, if the 2025 Annual Meeting is not held between April 9, 2025 and July 8, 2025, then your proposal or nomination must be received by our Corporate Secretary, in writing, not later than the close of business on the 90th day prior to the 2025 Annual Meeting or, if later, then the 10th day following the day on which public disclosure of the date of the 2025 Annual Meeting was first made. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. The chair of the 2025 Annual Meeting may determine, if the facts warrant, that a matter has not been properly brought before the 2025 Annual Meeting and, therefore, may not be considered at the 2025 Annual Meeting. In addition, the proxy solicited by the Board of Directors for the 2025 Annual Meeting will confer discretionary authority to vote on any proposal made in accordance with our bylaw provisions, if the 2025 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the 1934 Act.
Geron Corporation	79	2024 Proxy Statement

General
Your proxy is solicited on behalf of our Board. Unless otherwise directed, proxies will be voted at the virtual Annual Meeting (or an adjournment or postponement thereof), “FOR” all of the nominees listed in Proposal 1, and “FOR” Proposals 2 and 3. If any matter other than those described in this Proxy Statement were to be properly submitted for a vote at the virtual Annual Meeting, or with respect to any adjournment or postponement thereof, the proxy holders appointed by the Board will have the discretion to vote on those matters for you as they see fit.
By Order of the Board of Directors, Scott A. Samuels, Esq.
March 27, 2024	Executive Vice President, Chief Legal Officer and Secretary
Geron Corporation	80	2024 Proxy Statement

GERON CORPORATION
C/O COMPUTERSHARE
8742 LUCENT BLVD.
SUITE 225
HIGHLANDS RANCH, CO 80129

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET

Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GERN2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V32009-P06605-Z87313 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GERON CORPORATION

The Board of Directors recommends that you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the three nominees for director named below to hold office as Class I members of the Board of Directors until the 2027 annual meeting of stockholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) John F. McDonald
02) John A. Scarlett, M.D.
03) Robert J. Spiegel, M.D., FACP

The Board of Directors recommends that you vote FOR the following proposals:

NOTE: In their discretion, the proxies are authorized to vote on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof.

NOTE: This proxy should be marked, dated and signed by the stockholders(s) exactly as his or her name(s) appear(s) hereon, and returned in the enclosed envelope.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V32010-P06605-Z87313

The undersigned stockholder of Geron Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 27, 2024, and hereby appoints John A. Scarlett, M.D. and Scott A. Samuels, Esq., or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2024 Annual Meeting of Stockholders of Geron Corporation to be held on May 9, 2024, at 5:00 p.m. Eastern Daylight Time and at any adjournment(s) or postponement(s) thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) or postponement(s) thereof. To facilitate stockholder participation in the Annual Meeting, the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. You can attend the Annual Meeting online, vote the shares electronically and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/GERN2024. You will need to have your 16-Digit Control Number included in the Notice of Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials to join the virtual Annual Meeting.

This proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows:

and as said proxies deem advisable on such other matters as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)